                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                           AVERY DENNISON CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                           AVERY DENNISON CORPORATION
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
          ----------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:
          ----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
          ----------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:
          ----------------------------------------------------------------------
     (5)  Total fee paid:
          ----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
          ----------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:
          ----------------------------------------------------------------------
     (3)  Filing Party:
          ----------------------------------------------------------------------
     (4)  Date Filed:
          ----------------------------------------------------------------------

- -----------------      ---------------------------------------------------------

                       Avery Dennison Corporation
    (LOGO)             150 North Orange Grove Boulevard
                       Pasadena, California 91103


- -----------------      ---------------------------------------------------------

NOTICE OF              To the Stockholders:
ANNUAL MEETING
OF STOCKHOLDERS        The Annual Meeting of Stockholders of Avery Dennison
                       Corporation will be held at 150 North Orange Grove
To be held             Boulevard, Pasadena, California on Thursday, April 27,
April 27, 1995         1995 at 1:30 P.M. for the following purposes:

                       1. To elect four directors to hold office for a term of three years and until their successors are elected and have qualified; and

                       2. To consider and vote upon a proposal to approve certain amendments to the Company's 1988 Stock Option Plan for Non-Employee Directors; and

                       3. To transact such other business as may properly come before the meeting and any adjournments thereof.

                       In accordance with the Bylaws, the Board of Directors has fixed the close of business on Friday, March 3, 1995, as the record date for the determination of stockholders entitled to vote at the Annual Meeting and to receive notice thereof.

                       All stockholders are cordially invited to attend the meeting.

                       BY ORDER OF THE BOARD OF DIRECTORS
                       Robert G. van Schoonenberg
                       Secretary

                       Pasadena, California
                       Dated: March 10, 1995

                       ---------------------------------------------------------
                       Whether or not you presently plan to attend the Annual Meeting, in order to ensure your representation please complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope (to which no postage need be affixed if mailed in the United States). If you attend the meeting and wish to vote in person, your proxy will not be used.
                       ---------------------------------------------------------

                           AVERY DENNISON CORPORATION
                        150 NORTH ORANGE GROVE BOULEVARD
                           PASADENA, CALIFORNIA 91103

                                PROXY STATEMENT

     This proxy statement is furnished to the stockholders on behalf of the Board of Directors of Avery Dennison Corporation, a Delaware corporation (hereinafter called the "Company"), for solicitation of proxies for use at the Annual Meeting of Stockholders to be held on Thursday, April 27, 1995 at 1:30 P.M. and at any and all adjournments thereof. A stockholder giving a proxy pursuant to the present solicitation may revoke it at any time before it is exercised by giving a subsequent proxy or by delivering to the Secretary of the Company a written notice of revocation prior to the voting of the proxy at the Annual Meeting. If you attend the meeting and wish to vote your shares in person, your proxy will not be used. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether or not a quorum is present. Under the Company's bylaws and Delaware law: (1) shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum; (2) there is no cumulative voting and the director nominees receiving the highest number of votes, up to the number of directors to be elected, are elected and, accordingly, abstentions, broker non-votes and withholding of authority to vote will not affect the election of directors; and (3) proxies that reflect abstentions as to a particular proposal will be treated as voted for purposes of determining the approval of that proposal and will have the same effect as a vote against that proposal, while proxies that reflect broker non-votes will be treated as unvoted for purposes of determining approval of that proposal and will not be counted as votes for or against that proposal. The Company has retained D.F. King & Co., Inc. to assist in soliciting proxies for this meeting at a fee estimated at $10,000 plus out of pocket expenses. Expenses incident to the preparation and mailing of the notice of meeting, proxy statement and form of proxy are to be paid by the Company. This proxy statement is to be mailed to stockholders on or about March 10, 1995.

     The purpose of the meeting and the matters to be acted upon are set forth in the foregoing attached Notice of Annual Meeting. In addition to the election of directors, certain amendments to the Company's 1988 Stock Option Plan for Non-Employee Directors (the "Director Plan") will be submitted for approval by the Company's stockholders. The Director Plan previously has been approved by the stockholders, but is proposed to be amended to change the date of grant of options under the Director Plan to the date of each regular December meeting of the Board of Directors, remove the age 72 limitation on the granting of options under the Director Plan, provide for the vesting on a director's date of retirement at or after age 72 of all options owned by that director which are unexercisable on the date of such retirement, extend the Director Plan's termination date from January 31, 1997 to January 31, 2007 and permit directors to designate beneficiaries to receive vested options in the event of their deaths. As of the date of this statement, management knows of no other business which will be presented for consideration at the meeting. However, if any such other business shall properly come before the meeting, votes will be cast pursuant to said proxies in respect of any such other business in accordance with the best judgment of the persons acting under said proxies. See
"GENERAL -- Stockholder Proposals" below.

                      ELECTION OF DIRECTORS (PROXY ITEM 1)

     The Bylaws of the Company presently provide for 14 directors, divided into three classes. However, two directors, Messrs. R. Stanton Avery and H. Russell Smith, will not seek reelection upon expiration of their current terms immediately prior to the 1995 Annual Meeting. Therefore, the Board of Directors has amended the Bylaws, effective immediately prior to the 1995 Annual Meeting, to reduce the number of directors to 12. In order to balance the number of directors in each of the three classes of directors, as contemplated by the

Bylaws, Mr. Philip M. Neal has resigned as a director in the class of directors which was elected to serve until the 1996 Annual Meeting, contingent upon his election as one of the class of directors elected to serve until 1998 at the 1995 Annual Meeting.

     Four directors are to be elected at the 1995 Annual Meeting and will hold office until the 1998 Annual Meeting and until their successors are elected and have qualified. It is intended that the persons so appointed in the enclosed proxy will, unless authority is withheld, vote for the election of the four nominees proposed by the Board of Directors, all of whom are presently directors of the Company. In voting for the election of directors each share has one vote for each position to be filled. All of the nominees have consented to being named herein and to serve if elected. In the event that any of them should become unavailable prior to the Annual Meeting, the proxy will be voted for a substitute nominee or nominees designated by the Board of Directors, or the number of directors may be reduced accordingly.

     The following information, which has been provided by the directors, shows for each of the nominees for election to the Board of Directors and for each director whose term continues, his or her name, age, and principal occupation or employment during the past five years, the name of the corporation or other organization, if any, in which such occupation or employment is or was carried on, the period during which such person has served as a director of the Company and the year in which each continuing director's present term as director expires.

                                 1995 NOMINEES

              FRANK V. CAHOUET, age 62. During the past five years, Mr. Cahouet has been Chairman, President and Chief Executive Officer of Mellon
(photo) Bank Corporation. He is a director of Mellon Bank Corporation and Teledyne, Inc. Mr. Cahouet has been a director of Avery Dennison Corporation since 1983.

- -------------

              PETER W. MULLIN, age 54. During the past five years, Mr. Mullin has been Chairman and Chief Executive Officer of Mullin
(photo) Consulting, Inc., formerly known as Management Compensation Group, Los Angeles, Inc., an executive compensation, benefit planning and corporate insurance consulting firm, and related entities. He has been a director of Avery Dennison Corporation since January 1988.

- -------------

              JOAN T. BOK, age 65. During the past five years, Mrs. Bok has been Chairman of the Board of New England Electric System, a public utility holding company and supplier of electricity. She is a director of Monsanto Company, John Hancock Mutual Life Insurance
(photo) Company and New England Electric System, and its subsidiaries, New England Power Company, Massachusetts Electric Company, and The Narragansett Electric Company. Mrs. Bok has been a director of Avery Dennison Corporation since October 1990. Mrs. Bok also served as a director of Dennison Manufacturing Company from 1984 to October 1990.

- -------------

              PHILIP M. NEAL, age 54. Since December 1990, Mr. Neal has been President and Chief Operating Officer of Avery Dennison
(photo) Corporation. From March 1990 to December 1990, he served as Executive Vice President. He has been a director of Avery Dennison Corporation since December 1990.

- -------------


                              CONTINUING DIRECTORS

              LAWRENCE R. TOLLENAERE, age 72. In December 1994, Mr. Tollenaere retired as Chairman of the Board of Ameron, Inc., a manufacturer of engineered products for construction, utilities and industry. He was Chairman, Chief Executive Officer and President of Ameron,
(photo) Inc. from April 1991 to June 1993 and Chairman and Chief Executive Officer of Ameron, Inc. from May 1989 to April 1991. Mr. Tollenaere is a director of Ameron, Inc., Newhall Land and Farming Company and Pacific Mutual Life Insurance Company. He has been a director of Avery Dennison Corporation since 1964. His present term expires in 1996.

- -------------

              F. DANIEL FROST, age 73. During the past five years, Mr. Frost has been the owner and Chief Executive Officer of Sun Ridge Foods,
(photo) Inc. and Cascade Columbia Foods, Ltd., both located in the State of Washington. He has been a director of Avery Dennison Corporation since 1966. His present term expires in 1996.

- -------------

              RICHARD M. FERRY, age 57. Since May 1991, Mr. Ferry has been Chairman and Chief Executive Officer of Korn/Ferry International, an international executive search firm. Prior to 1991, he served
(photo) as President of Korn/Ferry International. He is a director of Dole Food Company and Pacific Mutual Life Insurance Company. He has been a director of Avery Dennison Corporation since 1985. His present term expires in 1996.

- -------------

              DWIGHT L. ALLISON, JR., age 65. During the past five years,
              Mr. Allison has been a private investor. Mr. Allison has been a
(photo)       director of Avery Dennison Corporation since October 1990.
              Mr. Allison also served as a director of Dennison Manufacturing Company from 1974 to October 1990. His present term expires in 1996.

- -------------

              CHARLES D. MILLER, age 67. During the past five years, Mr. Miller has served as Chairman and Chief Executive Officer of Avery Dennison Corporation. He is a director of Great Western Financial
(photo) Corporation, Nationwide Health Properties, Inc., Pacific Mutual Life Insurance Company and Southern California Edison Company. He has been a director of Avery Dennison Corporation since 1975. His present term expires in 1997.

- -------------

              SIDNEY R. PETERSEN, age 64. During the past five years, Mr. Petersen has been a private investor. In 1984, he retired as Chairman and Chief Executive Officer of Getty Oil Company. He is a
(photo) director of Broadway Stores, Inc., Global Natural Resources, Inc., Group Technologies Corporation, Union Bank and NICOR, Inc. He has been a director of Avery Dennison Corporation since 1981. His present term expires in 1997.

- -------------

              JOHN C. ARGUE, age 63. During the past five years, Mr. Argue has been Of Counsel and formerly Senior Partner of the law firm of Argue Pearson Harbison & Myers. Since October 1992, Mr. Argue has been Chairman of Rose Hills Memorial Park Association. Mr. Argue
(photo) is a director of CalMat Co. and TCW Funds, Inc., a registered investment company. He is also a trustee of the TCW/DW family of funds and the TCW/DW Term Trust 2000, TCW/DW Term Trust 2002 and TCW/DW Term Trust 2003. Mr. Argue is an advisory director of LAACO Ltd. He has been a director of Avery Dennison Corporation since January 1988. His present term expires in 1997.

- -------------

              JOHN B. SLAUGHTER, age 61. During the past five years, Dr. Slaughter has served as President of Occidental College.
              Dr. Slaughter is a director of Atlantic Richfield Company,
(photo) International Business Machines Corporation, Northrop Grumman Corporation and Monsanto Company. He has been a director of Avery Dennison Corporation since December 1988. His present term expires in 1997.

- -------------

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table shows the number of shares of the Company's common stock beneficially owned by each director of the Company and each of the executive officers named in the table on page 9, and the aggregate number of such shares beneficially owned by all directors and executive officers as of December 31, 1994.

                                                                 AMOUNT AND
                                                                  NATURE OF
                                                                 BENEFICIAL           PERCENT
                               NAME                             OWNERSHIP(1)          OF CLASS
                               ----                             ------------          --------
    R. Stanton Avery..........................................    2,716,324(2)           5.07%
    H. Russell Smith..........................................    1,086,954(3)           2.03%
    Lawrence R. Tollenaere....................................       81,808(4)(5)            (6)
    F. Daniel Frost...........................................       17,097                  (6)
    Charles D. Miller.........................................      598,816(7)           1.11%
    Sidney R. Petersen........................................       18,322(4)(8)            (6)
    Frank V. Cahouet..........................................       24,265(4)(9)            (6)
    Richard M. Ferry..........................................       18,000(4)               (6)
    John C. Argue.............................................       18,440(4)(10)           (6)
    Peter W. Mullin...........................................       19,200(4)               (6)
    John B. Slaughter.........................................       16,000(4)(11)           (6)
    Philip M. Neal............................................      199,993(12)              (6)
    Dwight L. Allison, Jr. ...................................       36,492(13)              (6)
    Joan T. Bok...............................................       16,007(14)              (6)
    Kim A. Caldwell...........................................       65,445(15)              (6)
    R. Gregory Jenkins........................................      120,566(16)              (6)
    Donald L. Thompson........................................       60,998(17)              (6)
    All Directors and Executive Officers as a Group
      (31 persons, including those named).....................    5,500,572(18)         10.04%

- ---------------

 (1) Except as otherwise indicated and subject to applicable community property and similar statutes, the persons listed as beneficial owners of the shares have sole voting and/or investment power with respect to such shares.

 (2) Does not include 10,259 shares held by Mrs. R. Stanton Avery, as to which Mr. Avery disclaims any beneficial ownership. Includes 162,736 shares held by The Durfee Foundation, as to which Mr. Avery as a director of that foundation shares the authority to vote and to dispose of the shares, but in which Mr. Avery has no economic interest. Also includes 1,690,224 shares held by the testamentary trust created by the will of Dorothy Durfee Avery. As the sole trustee, Mr. Avery has the right to vote and to dispose of the shares; he is also entitled to receive the trust income during his lifetime.

 (3) Includes 12,950 shares held under the Elden Smith Trust. As co-trustee,
     Mr. Smith shares the right to vote and to dispose of such shares but has no economic interest in such shares. Also includes 24,000 shares held under the Stewart R. Smith Children Trust. As trustee, Mr. Smith has the sole right to vote and to dispose of such shares, but has no economic interest in such shares. Also includes 1,049,170 shares held by the Kinsmith Financial Corporation, of which Mr. Smith is Chairman of the Board and Mr. Smith's family as a group owns all of the outstanding stock. Mr. Smith shares the right to vote and to dispose of such shares.

 (4) Includes 16,000 shares with respect to which each of Messrs. Tollenaere, Petersen, Cahouet, Ferry, Argue, Mullin and Slaughter holds options exercisable within 60 days from December 31, 1994.

 (5) Includes 2,534 shares held jointly with Mrs. Lawrence R. Tollenaere, as to which Mr. Tollenaere has shared voting and investment power. Also includes 15,000 shares held in trust, as to which Mr. Tollenaere shares the authority to vote and to dispose of the shares.

 (6) Less than 1%.

 (7) Includes 418,578 shares with respect to which Mr. Miller holds options exercisable within 60 days from December 31, 1994. Also includes 171,614 shares held in the Miller Family Trust, as to which Mr. Miller has sole authority to vote and to dispose of the shares. Also includes 1,200 shares held in The Candyman Trust, as to which Mr. Miller, as co-trustee, shares the authority to vote and to dispose of the shares. Does not include 511 shares held by Mrs. Charles D. Miller, as to which Mr. Miller disclaims any beneficial ownership.

 (8) Includes 2,322 shares held in the Petersen Family Trust, as to which Mr. Petersen, as co-trustee, shares the authority to vote and to dispose of the shares.

 (9) Does not include 5,250 shares held in trust by Mrs. Frank V. Cahouet, as to which Mr. Cahouet disclaims any beneficial ownership. Includes 5,250 shares held in trust with respect to which Mr. Cahouet has sole voting and disposition power.

(10) Includes 2,200 shares held in trust with respect to which Mr. Argue has sole voting power but no disposition power. Also includes 200 shares held in trust with respect to which Mr. Argue has the authority to vote and dispose of the shares.

(11) Does not include 100 shares held by Mrs. John B. Slaughter, as to which Dr. Slaughter disclaims any beneficial ownership.

(12) Includes 164,658 shares with respect to which Mr. Neal holds options exercisable within 60 days from December 31, 1994. Does not include 757 shares held by Mr. Neal's son, as to which Mr. Neal disclaims any beneficial ownership.

(13) Does not include 840 shares held by Mrs. Dwight L. Allison, as to which Mr. Allison disclaims any beneficial ownership. Includes 6,000 shares with respect to which Mr. Allison holds options exercisable within 60 days from December 31, 1994.

(14) Includes 12,000 shares with respect to which Mrs. Bok holds options exercisable within 60 days from December 31, 1994.

(15) Includes 59,000 shares with respect to which Mr. Caldwell holds options exercisable within 60 days from December 31, 1994.

(16) Includes 94,785 shares with respect to which Mr. Jenkins holds options exercisable within 60 days from December 31, 1994.

(17) Includes 56,950 shares with respect to which Mr. Thompson holds options exercisable within 60 days from December 31, 1994. Does not include 99 shares held by Mrs. Donald L. Thompson, as to which Mr. Thompson disclaims any beneficial ownership interest.

(18) Includes 1,239,384 shares with respect to which all executive officers and directors as a group hold options exercisable within 60 days from December 31, 1994.

                   BOARD OF DIRECTORS AND COMMITTEE MEETINGS

     During 1994, there were eight meetings of the full Board of Directors and nine meetings of committees of the Board. All directors of the Company attended at least 75% of the aggregate number of meetings of the Board and meetings of Board committees of which they were members held during the time they served on the Board or Committee.

     Standing committees of the Board of Directors include the following:

     The Audit Committee, which is composed of the following directors: Lawrence
R. Tollenaere (Chairman), Frank V. Cahouet, Sidney R. Petersen, John C. Argue, Dwight L. Allison, Jr. and Joan T. Bok, met twice during 1994. The functions of the Audit Committee are to aid the directors in undertaking and fulfilling their responsibilities for financial reporting to the stockholders; to support and encourage efforts to improve the financial controls exercised by management and to ensure their adequacy for purposes of public reporting; and to provide better avenues of communication between the Board of Directors, management and the external and internal auditors.

     The Compensation and Executive Personnel Committee, which is composed of the following directors: F. Daniel Frost (Chairman), Richard M. Ferry, Sidney R. Petersen, Lawrence R. Tollenaere, Frank V. Cahouet, John C. Argue and Peter W. Mullin, met four times during 1994. The functions of the Compensation Committee are to review new or modified programs in the areas of executive salary and incentive compensation, deferred compensation, and stock plans; to review and make recommendations to the Board concerning management's proposed option grants, cash incentive awards and other direct and indirect compensation matters; and to monitor equal opportunity and affirmative action programs and practices.

     The Ethics and Conflict of Interest Committee, which is composed of the following directors: Frank V. Cahouet (Chairman), John B. Slaughter, Joan T. Bok and Philip M. Neal, met once during 1994. The functions of the Ethics and Conflict of Interest Committee are to survey, monitor and provide counsel on a continuing basis as to the business relationships, affiliations and financial transactions of directors, officers and key employees, as they may relate to possible conflicts of interest or violations of the Company's Legal and Ethical Conduct Policy; to monitor compliance with the Foreign Corrupt Practices Act in connection with the Company's relationship to domestic and foreign governments, political parties and the agencies, instrumentalities and officials of each; and to report and make recommendations to the full Board in all instances where it is believed that possible violations of Company policy or that Act could exist.

     The Finance Committee, which is composed of the following directors: Sidney
R. Petersen (Chairman), Frank V. Cahouet, F. Daniel Frost, Charles D. Miller, Richard M. Ferry, Peter W. Mullin, Dwight L. Allison, Jr. and Philip M. Neal, met once during 1994. The functions of the Finance Committee are to assist the Board in consideration of matters relating to the financial affairs and capital requirements of the Company; to provide an overview of the financial planning and policies of the Company; and to review proposed budgets, proposed acquisitions, bank loans and changes in the financial structure of the Company.

     The Nominating Committee, which is composed of the following directors:
John C. Argue (Chairman), R. Stanton Avery, F. Daniel Frost, Charles D. Miller and Richard M. Ferry, met once during 1994. The functions of the Nominating Committee are to review the qualifications of candidates for board membership, to review the status of a director when his or her principal position and/or primary affiliation changes, to recommend to the Board of Directors candidates for election by stockholders at annual meetings, to recommend candidates to fill vacancies in directorships, to recommend to the Board of Directors the removal of a director, if in the Company's best interest, and to make recommendations to the Board of Directors concerning selection, tenure, retirement, and composition of the Board of Directors. Stockholders desiring to make recommendations concerning new directors must submit the candidate's name, together with biographical information and the candidate's written consent to nomination, to:
Secretary, Nominating Committee of the Board of Directors, Avery Dennison Corporation, 150 North Orange Grove Boulevard, Pasadena, California 91103. Stockholders wishing to nominate new directors for election at an annual meeting must comply with the requirements described under the heading
"GENERAL -- Stockholder Proposals" on p. 23.

     The Strategic Planning Committee, which is composed of the following directors: Charles D. Miller (Chairman), Frank V. Cahouet, F. Daniel Frost, John
C. Argue, Peter W. Mullin, Richard M. Ferry, Philip M. Neal, and John B. Slaughter, did not meet in 1994. The functions of the Strategic Planning Committee are to review the Company's long-term strategic plan, objectives, programs, and proposed acquisition candidates and divestitures; to review steps being taken to improve shareholder value; and to make recommendations to the Board of Directors on any of these matters.

     The Executive Committee, which is composed of the following directors:
H. Russell Smith (Chairman), R. Stanton Avery, F. Daniel Frost, Charles D. Miller, Lawrence R. Tollenaere and Philip M. Neal, did not meet during 1994. The function of the Executive Committee is to act on an interim basis for the full Board and to report all such actions to the Board for ratification at its next meeting.

     Each director who is not an officer of the Company is paid an annual retainer fee of $28,000 and attendance fees of $1,200 per Board meeting attended, and $1,000 per committee meeting attended as Chairman of the committee or $900 per committee meeting attended as a member of the committee. The Chairmen of the Audit and Compensation and Executive Personnel Committees are each also paid an annual retainer fee of $3,000, and the Chairmen of the Finance, the Nominating and the Ethics and Conflict of

Interest Committees are each paid an annual retainer fee of $2,000. Under the Company's Deferred Compensation Plan for Directors, each director may elect to defer payment of all or specified portions of such fees, in which case the director is entitled to interest accruals on the amounts so deferred at the prime rate in effect at the end of the Company's preceding fiscal year (adjusted annually), plus one-quarter of one percent. Directors are also eligible to participate in two additional deferred compensation plans. Under the Directors Deferred Compensation Plan, fees which are deferred accrue interest at a "Declared Rate" (adjusted annually) equal to Moody's Long-Term Corporate Bond Index Rate plus, if the director ceases to be a director by reason of death, disability or normal retirement or elects to receive a preretirement benefit, 6% per annum. Under the Directors Variable Deferred Compensation Plan, fees which are deferred either accrue interest at a fixed rate based on the 120-month rolling average of ten-year U.S. Treasury Notes (plus, if the director ceases to be a director by reason of death, disability or normal retirement, 25% of such rate per annum), or accrue at the actual rate of return (less an administrative fee) of one of four investment funds managed by an insurance company. Benefits payable by the Company under these plans are secured with assets placed in an irrevocable trust.

     Directors are also eligible to participate in the Retirement Plan for Directors, whereby individuals who serve on the Company's Board of Directors after 1982 and subsequently terminate their service as a director with at least five years' tenure, are entitled to receive an annual benefit from the Company equal to the annual director retainer fee plus 12 times the regular meeting fee, as such fees are in effect on the date of termination, payable to the director (or to his surviving spouse of at least one year or other designated beneficiary) for the number of full or partial years the director served on the Company's Board. Following the death of the director's surviving spouse, or if there is no surviving spouse living at the time of the death of the director, any benefits will be paid to one or more secondary beneficiaries designated by the director prior to his or her death until the first to occur of (i) receipt of the maximum benefit to which the director would have been entitled had he or she survived, (ii) the death of the secondary beneficiaries, if natural persons or (iii) benefits have been paid under the plan to the director, surviving spouse, and/or the secondary beneficiaries for a combined period of ten years.

     Non-employee directors also participate in the Director Plan, pursuant to which options to purchase a total of 38,000 shares of Company common stock were granted in 1994 to the non-employee directors eligible to receive grants under the Director Plan, including options to purchase a total of 20,000 shares which were granted on December 1, 1994, subject to stockholder approval of the amendments to the Director Plan described under the heading "The 1988 Stock Option Plan for Non-Employee Directors (Proxy Item 2)" (the "Amendments"). The option price for each such option granted is 100% of the fair market value of Company common stock on the date of grant. All options granted have a term of ten years, and become exercisable in two cumulative installments of 50% of the number of shares with respect to which the option was initially granted, on each of the first and second anniversaries of the grant date, except that, if the Amendments are approved by stockholders, all options owned by a director which are unexercisable on the date the director retires at or after age 72 will become fully exercisable on the date of such retirement. The Director Plan calls for each non-employee director to receive an option grant with respect to 5,000 shares upon joining the Board of Directors, and automatic annual grants thereafter to each continuing non-employee director with respect to 2,000 shares. In addition, the Company made a cash payment in February 1995 to Mr. F. Daniel Frost in the amount of $11,560. This payment was made in lieu of the regular grant of an option to purchase 2,000 shares of the Company's common stock under the Director Plan which Mr. Frost did not receive in February 1994 because he had attained the age of 72 at that time and therefore had ceased to be eligible to receive options under the Director Plan. Such amount represents the grant date present value of an option for 2,000 shares at an exercise price of $30.5625 (the price at which options were granted to the other directors under the Director Plan on February 24, 1994) under a Black-Scholes option pricing model adapted for use in valuing director stock options.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

EXECUTIVE COMPENSATION

     The following table and accompanying notes show for the Chief Executive Officer and the other four most highly compensated executive officers of the Company for 1994, the compensation paid by the Company to such persons for services in all capacities during 1994 and, to the extent required by applicable rules, the preceding two fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                                      LONG TERM COMPENSATION
                                                                                ----------------------------------
                                                                                        AWARDS            PAYOUTS
                                                  ANNUAL COMPENSATION           -----------------------   --------
                                           ----------------------------------   RESTRICTED   SECURITIES
                                                                 OTHER ANNUAL     STOCK      UNDERLYING     LTIP      ALL OTHER
             NAME AND                       SALARY     BONUS     COMPENSATION    AWARD(S)     OPTIONS     PAYOUTS    COMPENSATION
        PRINCIPAL POSITION          YEAR    ($)(1)     ($)(1)        ($)           ($)         (#)(2)       (3)       ($)(4)(5)
        ------------------          ----   --------   --------   ------------   ----------   ----------   --------   ------------
Charles D. Miller                   1994   $695,000   $850,000       --            --          167,000    $217,000     $167,904
  Chairman and Chief                1993    683,333    555,000       --            --           73,400      --          120,038
  Executive Officer                 1992    650,000    530,000       --            --           85,000      --          164,410
Philip M. Neal                      1994   $440,000   $500,000       --            --           83,000    $137,400     $ 54,014
  President and Chief               1993    428,333    325,000       --            --           37,200      --           42,642
  Operating Officer                 1992    393,333    300,000       --            --           41,000      --           55,802
Kim A. Caldwell                     1994   $289,084   $251,000       --            --           44,000    $127,200     $ 28,708
  Senior Group Vice                 1993    271,000    165,000       --            --           16,700      --           19,405
  President,                        1992    245,333    155,000       --            --           19,000      --           25,712
  Worldwide Materials
R. Gregory Jenkins                  1994   $267,000   $200,000       --            --           33,000    $83,400      $ 35,960
  Senior Vice President,            1993    262,000    150,000       --            --           14,600      --           27,975
  Finance and Chief                 1992    247,100    140,000       --            --           17,600      --           42,876
  Financial Officer
Donald L. Thompson                  1994   $252,084   $161,000       --            --           36,000    $28,700      $ 17,295
  Group Vice President,             1993    219,250     85,000       --            --            8,500      --           14,595
  Office Products                   1992    175,667     75,000       --            --           10,000      --           37,527

- ---------------

(1) Amounts shown include amounts earned but deferred at the election of executive officers under the Company's deferred compensation plans and the Company's Employee Savings Plan, a qualified defined contribution plan under
    Section 401(k) of the Internal Revenue Code of 1986, as amended (the
    "Code").

(2) Amounts for 1994 consist of options granted in February and December 1994. The December grant was a result of a decision by the Board of Directors to change the date of grants from February to December of each year, and consequently the two grants in 1994 represent grants in respect of two years of service. Amounts for 1993 and 1992 consist of options granted in February 1993 and February 1992, respectively.

(3) Amounts consist of cash payments under the Company's Key Executive Long-Term Incentive Plan for the cycle which was completed on December 31, 1993.

(4) Amounts consist of (i) Company contributions to deferred compensation plans in lieu of Company contributions to the Company's Employee Savings Plan, a 401(k) plan, and, in the case of Mr. Thompson, Company contributions to the Savings Plan; (ii) Company contributions to the Company's Stock Holding and Retirement Enhancement Plan, a leveraged employee stock ownership plan which offsets benefits under the Retirement Plan for Employees of Avery Dennison Corporation; and (iii) interest earned on deferred compensation accounts above 120% of the applicable federal rate ("above market interest"). These amounts for 1994 are $39,112, $6,488 and $122,304, respectively for Mr. Miller; $24,475, $6,488 and $23,051, respectively for Mr. Neal; $15,398,
    $4,521 and $8,789, respectively for Mr. Caldwell; $14,198, $3,301 and $18,461, respectively for Mr. Jenkins; and $9,837, $6,488 and $970, respectively for Mr. Thompson.

(5) A substantial portion of above market interest earned on deferred compensation accounts for Messrs. Neal, Caldwell and Thompson (each of whom is under age 55) will not be payable in the event that the executive officer's employment terminates other than by reason of death, disability or retirement.

OPTION GRANTS

     The following table shows information regarding options granted in 1994 to each of the named executive officers under the Company's 1990 Stock Option and Incentive Plan for Key Employees (the "1990 Plan") pursuant to the Company's Amended and Restated Key Executive Long-Term Incentive Plan (the "LTIP").

                       OPTION GRANTS IN LAST FISCAL YEAR

                                              INDIVIDUAL GRANTS
                         ------------------------------------------------------------
                          NUMBER OF
                         SECURITIES          % OF
                         UNDERLYING      TOTAL OPTIONS      EXERCISE
                           OPTIONS        GRANTED TO         OR BASE
                           GRANTED       EMPLOYEES IN         PRICE        EXPIRATION         GRANT DATE
         NAME             (#)(1)(2)       FISCAL YEAR        ($/SH)           DATE        PRESENT VALUE($)(3)
         ----            -----------     -------------     -----------     ----------     -------------------
Charles D. Miller           85,000           12.80%          $30.5625       2/24/2004           $597,550
                            82,000           11.94%           32.5000      12/01/2004            701,100
Philip M. Neal              42,000            6.33%           30.5625       2/24/2004            295,260
                            41,000            5.97%           32.5000      12/01/2004            350,550
Kim A. Caldwell             24,000            3.61%           30.5625       2/24/2004            168,720
                            20,000            2.91%           32.5000      12/01/2004            171,000
R. Gregory Jenkins          18,000            2.71%           30.5625       2/24/2004            126,540
                            15,000            2.18%           32.5000      12/01/2004            128,250
Donald L. Thompson          19,000            2.86%           30.5625       2/24/2004            133,570
                            17,000            2.48%           32.5000      12/01/2004            145,350

- ---------------

(1) Amounts consist of non-qualified stock options granted in February and December 1994. The December grant was a result of a decision by the Board of Directors to change the date of grants from February to December of each year, and consequently the two grants in 1994 represent grants in respect of two years of service. All options were granted at fair market value for a term of ten years under the 1990 Plan pursuant to the LTIP. The options vest nine years and nine months from the date of grant, but are eligible for accelerated vesting, beginning three years from the date of grant, if the Company meets the "return on total capital" (as defined in the LTIP) test set forth in the LTIP. This test generally measures the Company's return on total capital against that of a specified group of other companies approved by the Compensation and Executive Personnel Committee.

(2) The Compensation and Executive Personnel Committee may accelerate the time at which an option becomes exercisable, and in the event of a "change of control" of the Company (as defined in the option agreement) options become immediately exercisable. However, no option will be accelerated to the extent that such acceleration would subject the optionee to the excise tax under Section 4999 of the Code.

(3) Option grant date values were determined using a Black-Scholes option pricing model adapted for use in valuing executive stock options. In determining the Black-Scholes value, the following underlying assumptions were used: (i) stock price volatility is measured as the standard deviation of the Company's stock over the three years prior to grant (ranges from .2254 to .2838); (ii) dividend yield is measured as the twelve month average ratio of dividends to month-end closing price (for the month in which the dividend was declared) prior to grant of the option (ranges from 2.33% to 3.19%); (iii) the risk-free rate of return represents the weekly average of the ten-year Treasury bond rates for the 52 weeks immediately preceding the grant date of the options (ranges from 5.75% to 6.90%); (iv) option term represents the period from the date of grant of each option to the expiration of the term of each option (10 years); (v) vesting restrictions are reflected by reducing the value of the option determined by the Black-Scholes model by 5% for each full year of vesting restrictions, assuming that exercisability of the options was accelerated to the fifth anniversary of the option grant date as a result of meeting the performance condition described in footnote (1) as of that date (i.e., 25%). In the event that the performance condition described in footnote (1) is met later than the fifth anniversary of the grant date, or is not met during the term of the options, the grant date present value of the options would be lower. In the event that such performance condition is not met at all and the options become exercisable nine years and nine months after the options are granted, the grant date present value of the February 1994 and December 1994 option grants would be $408,000 and $477,240, respectively for Mr. Miller; $201,600 and $238,620, respectively for Mr. Neal; $115,200 and $116,400, respectively for Mr. Caldwell; $86,400 and $87,300, respectively for Mr. Jenkins; and $91,200 and $98,940, respectively for Mr. Thompson. The Black-Scholes option pricing model establishes a cash equivalent value for an option on the date of grant. The Company's use of such model is not intended to forecast any future appreciation in the price of the Company's stock. In addition, no gain to the optionees is possible without appreciation in the price of the Company's common stock, which will benefit all stockholders. If the market price of the stock does not exceed the exercise price of the options at some time after the options become exercisable or if they terminate unvested or unexercised, the value of the options will ultimately be zero.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

     The following table shows for each of the named executive officers the shares acquired on exercise of options during 1994, the difference between the option exercise price and the market value of the underlying shares on the date of such exercise, and (as to outstanding options at December 31, 1994) the number of unexercised options and the aggregate unrealized appreciation on "in-the-money", unexercised options held at such date.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                NUMBER OF
                                                               SECURITIES               VALUE OF
                                                               UNDERLYING              UNEXERCISED
                                                               UNEXERCISED            IN-THE-MONEY
                                                               OPTIONS AT              OPTIONS AT
                                                           FISCAL YEAR-END (#)    FISCAL YEAR-END($)(2)
                            SHARES                         -------------------    ---------------------
                         ACQUIRED ON         VALUE            EXERCISABLE/            EXERCISABLE/
           NAME          EXERCISE (#)    REALIZED($)(1)       UNEXERCISABLE           UNEXERCISABLE
           ----          ------------    --------------    -------------------    ---------------------
    Charles D. Miller       80,000         $1,256,755       401,078/342,900       $5,250,525/$2,300,869
    Philip M. Neal          15,500            246,359       155,658/170,200       $2,127,355/$1,143,075
    Kim A. Caldwell             --                 --        55,750/ 82,950       $  762,234/$  539,216
    R. Gregory Jenkins      28,000            417,374        91,535/ 68,450       $1,233,293/$  462,303
    Donald L. Thompson          --                 --        50,525/ 49,175       $  665,281/$  269,969

- ---------------

(1) Market value of the common stock at the exercise date minus the exercise price of the options exercised. Amounts in this column represent the value realized by the named executive upon the exercise of stock options granted in prior years. All options had exercise prices equal to the market price of the Company's stock on the date the options were granted, and vested on the basis of the executive's continued employment with the Company. Thus, the amount realized upon exercise of the options resulted directly from appreciation in the Company's stock price during the executives' tenure with the Company.

(2) Market value of the common stock at December 31, 1994 minus the exercise price of "in-the-money" options.

LONG-TERM INCENTIVE PLAN AWARDS

     Under the LTIP, key executives recommended by the Company's Chief Executive Officer and designated by the Compensation and Executive Personnel Committee of the Board of Directors (the "Committee") are eligible to receive annual grants of stock options and to earn a deferred cash incentive award based on the financial performance of the Company and, in some cases, its business units. Participants in the LTIP are eligible to earn a deferred cash incentive award after the end of each three-year performance cycle, which cycles begin every other year (e.g., 1991, 1993 and 1995). Option grants pursuant to the LTIP are made under the 1990 Plan. Cash payouts made in 1994 under the LTIP for the performance cycle which began in

1991 and ended in 1993 are set forth in the table on page 9. No deferred cash incentive awards were made under the LTIP in 1994.

RETIREMENT PLAN

     The table set forth below illustrates representative retirement benefits for various compensation levels and service periods for employees under the Retirement Plan for Employees of Avery Dennison Corporation (the "Retirement Plan").

                             PENSION PLAN TABLE(1)

                                                       YEARS OF SERVICE(2)
                                    ----------------------------------------------------------
         REMUNERATION (2)(3)          15          20           25           30           35
         -------------------        -------     -------     --------     --------     --------
    $200,000                        $50,796     $67,728     $ 84,661     $101,593     $118,525
    $250,000 and above              $60,204     $80,272     $100,341     $120,409*    $140,477*

- ---------------

 * For the plan year beginning December 1, 1993, amount is subject to annual pension limitation of $118,800 imposed under Section 415 of the Code.

(1) Amounts shown assume payment in the form of a straight life annuity, level compensation, and are not subject to deductions for Social Security payments or other offsets. Amounts shown do not include estimated benefits under the Company's Supplemental Executive Retirement Plan described below.

(2) Compensation covered by the Retirement Plan for each of the individuals listed in the table on page 9 is the sum of the 1994 salary as shown in the third column in that table and the 1993 bonus (which was paid in 1994) as shown in the fourth column in that table, less amounts deferred at the election of executive officers under the Company's deferred compensation plans and the Company's Employee Savings Plan. Such covered compensation for Messrs. Miller, Neal, Caldwell, Jenkins and Thompson is $1,111,760, $628,000, $311,884, $266,400 and $321,844, respectively. Full years of credited service under the Retirement Plan for these individuals are as follows: Charles D. Miller, 29 years; Philip M. Neal, 19 years; Kim A. Caldwell, 20 years; R. Gregory Jenkins, 20 years; and Donald L. Thompson,
    20 years.

(3) For the plan year beginning December 1, 1993, compensation used to determine annual benefit accruals under the Retirement Plan was limited under the Code to the first $235,840 of covered compensation.

     Benefits under the Company's Retirement Plan are coordinated with benefits from the Stock Holding and Retirement Enhancement Plan (the "SHARE Plan"), a leveraged employee stock ownership plan. Under this arrangement, the pension benefit to which an employee would otherwise be entitled under the Retirement Plan ("basic pension benefit") is provided first under the SHARE Plan and then, to the extent necessary, under the Retirement Plan. If the sum of the Retirement Plan benefit accrued before adoption of the SHARE Plan and the SHARE Plan benefit exceeds the basic pension benefit, the employee receives the higher benefit.

     The Supplemental Executive Retirement Plan (the "SERP"), adopted in 1983, is designed to provide its participants with additional incentives to further the Company's growth and development and as an inducement to remain in its service. Participants designated by the Committee of the Board of Directors are offered benefits under this plan to supplement those to which they may be entitled at the time of their retirement. The Committee has designated Charles
D. Miller as a participant in this plan. Mr. Miller's participation has been set to commence upon his retirement at or after age 65 at a benefit level which, when added to the benefits to which he will be entitled from the Retirement Plan and the SHARE Plan at the time of his retirement, Company contributions to the Employee Savings Plan and Social Security, will equal 62.5% of his final three-year average compensation, plus an additional 0.5% of such compensation for each year of employment after age 65 (or during which termination compensation payments under his October 24, 1990 agreement with the Company are being made). Assuming retirement at age 70, and certain modest increases in compensation over the next five years, Mr. Miller's estimated annual retirement benefit under the SERP would be $530,000. Survivor and disability benefits are also payable under the SERP under certain circumstances. Benefits payable under the SERP are secured with assets placed in an irrevocable trust. The cost of benefits payable under the SERP will be recovered from the proceeds of life insurance purchased by the Company if assumptions made as to life expectancy, policy dividends, and other factors are realized.

OTHER INFORMATION

     On October 24, 1990, the Company entered into an agreement with Mr. Miller, replacing Mr. Miller's substantially similar 1982 agreement with the Company. The new agreement provides that if Mr. Miller's employment with the Company is terminated for any reason other than cause, retirement at or after age 70 or voluntary resignation or following a "change of control" of the Company (as defined in the agreement), the Company must for three years thereafter or until he reaches age 70, whichever first occurs, pay Mr. Miller (or his beneficiary, should he die before all such payments have been made) annual termination compensation equal to the highest compensation (salary plus bonus) paid to him in any of the three previous years (half of his average annual compensation over this period for disability termination) and continue coverage during such period for Mr. Miller, and to the extent possible for his spouse, under existing life, accident, medical and dental plans. Amounts to which Mr. Miller would be entitled under this agreement are reduced to the extent of any compensation he earns from any new employment. If he dies while receiving disability termination payments, or if his employment is terminated by death, his spouse will be entitled to receive such disability termination payments, as well as medical and dental benefits, until her death or September 1, 1997, whichever first occurs. Following a change of control, payments to which Mr. Miller would otherwise be entitled under other plans on account of a change of control are to be limited to an aggregate amount equal to 2.99 times the "base amount" as defined in
Section 280G of the Code. If Mr. Miller's employment is terminated for any reason other than cause, he will be entitled to purchase the Company automobile, if any, then being provided for his use at the depreciated book value thereof, and to have assigned to him at no cost (although Mr. Miller must reimburse the Company for the cash value of the policy, if any), and with no apportionment of prepaid premiums, any assignable insurance policy then owned by the Company relating specifically to him (paid up to age 70).

     On October 23, 1990, Mr. Neal entered into an agreement with the Company substantially the same as that of Mr. Miller described above, except (i) Mr. Neal receives no benefits from the Company except those provided under other Company plans under the agreement if his employment is terminated by death or disability, (ii) the period of compensation following termination other than for cause, voluntary resignation or retirement (at or after age 65) or following a change of control is 18 months or until age 65, whichever first occurs, (iii) Mr. Neal must use his best efforts to secure new employment following termination and compensation earned from such employment offsets payments due under this agreement, and (iv) following a change of control Mr. Neal's rights will be governed by the Company's Executive Employment Security Policy described below, instead of this agreement.

     Messrs. Neal and Jenkins have been designated by the Committee as participants under the Company's Executive Employment Security Policy (the "Policy"). The Policy provides that if within three years of a "change of control" of the Company, as defined in the Policy, the employment of an officer is terminated for reasons other than cause, death, disability, normal retirement at or after age 65 or voluntary resignation (except for resignation following a reduction in status or compensation), the officer will be entitled to receive, for a period of one, two or three years, depending on length of service (but in no event after the officer's 65th birthday), monthly termination indemnity payments equal to one-twelfth of the highest annual compensation (salary plus bonus) paid to such officer within the previous three years. During this period the officer and his spouse are entitled to the benefits provided under the Company's then existing life, accident, medical and dental insurance plans, reduced to the extent they are provided by another employer or under another group plan, and to the benefit of continued accrual of benefits provided under the Company's Retirement Plan. During this period the officer must use his best efforts to secure new employment, and termination indemnity payments will be reduced by half the amount of any compensation he receives from new employment. Messrs. Caldwell and Thompson have been designated by the Committee as participants under the Company's 1985 Executive Employment Security Policy. This policy is in all respects identical to the Policy except that it prohibits participants from receiving termination compensation in excess of an amount which would subject such compensation to the excise tax provided in Section 4999 of the Code.

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act") requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities (collectively, "Insiders"), to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Insiders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company and written representations from certain Insiders that no other reports were required for such Insiders, the Company believes that, during the 1994 fiscal year, all Section 16(a) filing requirements applicable to Insiders were complied with, except that one report, covering two transactions, was filed late by Mr. Wayne H. Smith, one report, covering one transaction, was filed late by Mr. R. Stanton Avery, and one report, covering one transaction, was filed late by Mr. H. Russell Smith.

            REPORT OF COMPENSATION AND EXECUTIVE PERSONNEL COMMITTEE
                           ON EXECUTIVE COMPENSATION

     The Committee has furnished the following report on executive compensation.

OVERALL POLICY

     The Company's executive compensation program is designed to be closely linked to Company performance and returns to stockholders. To this end, the Company developed several years ago an overall compensation strategy and specific compensation plans that tie a significant portion of executive compensation to the Company's success in meeting specified performance goals and to appreciation in the Company's stock price. The overall objectives of this strategy are to attract and retain the best possible executive talent, to motivate these executives to achieve the goals inherent in the Company's business strategy, to link executive and stockholders interests through equity based plans and finally to provide a compensation package that recognizes individual contributions as well as overall business results.

     Each year the Committee, which is comprised exclusively of non-employee directors, conducts a review of the Company's executive compensation program. This review includes an assessment of the effectiveness of the Company's compensation program and a comparison of the Company's executive compensation and performance to comparable public corporations, including companies within the Peer Group described under "Stockholder Return Performance". The Company retains from time to time the services of executive compensation consultants to provide to the Company and the Committee comparative data, benefit design advice and analysis of the cost of incentives provided.

     The Committee determines the compensation of the Company's 19 executive officers, including the individuals whose compensation is detailed in this proxy statement, and sets policies for and reviews the compensation awarded to another approximately 45 highly compensated executives. This is designed to ensure consistency throughout the executive compensation program. In reviewing the individual performance of the 19 executive officers (other than Mr. Miller), the Committee takes into account the detailed performance reviews and recommendations of Mr. Miller.

     The key elements of the Company's executive compensation program consist of base salary, annual bonus, stock options, and, for certain executives, participation in the Company's LTIP. The Committee's policies with respect to each of these elements, including the basis for the compensation paid and awarded to Mr. Miller, the Company's Chairman and Chief Executive Officer, are discussed below. In addition, while the elements of compensation described below are considered separately, the Committee takes into account the full compensation package afforded by the Company to the individual.

     Under the 1993 Omnibus Budget Reconciliation Act ("OBRA"), income tax deductions of publicly-traded companies may be limited to the extent total compensation for certain executive officers exceeds $1 million (less the amount of any "excess parachute payments" as defined in Section 280G of the Code) in any one year, except for compensation payments which qualify as "performance-based." The Committee has designed the Company's compensation programs to conform with the OBRA legislation and related regulations so that total compensation paid to any employee will not exceed $1 million in any one year, except for compensation payments which qualify as "performance-based." However, the Internal Revenue Service has not yet promulgated final regulations interpreting OBRA. Moreover, the Company may pay compensation which is not deductible in limited circumstances when sound management of the Company so requires. In furtherance of the Company's intention to design compensation programs to conform with the OBRA legislation, at the Company's 1994 Annual Meeting the Company requested and received stockholder approval of the LTIP, the Company's Senior Executive Compensation Plan and certain amendments to the 1990 Plan.

BASE SALARIES

     Base salaries for new executive officers are initially determined by evaluating the responsibilities of the position to be held and the experience of the individual, and by reference to the competitive marketplace for executive talent, including a comparison to base salaries for comparable positions at other companies. The Company participates each year in two nationwide salary surveys of between approximately 350 and 400 large public companies performed by nationally recognized compensation consulting firms. The Committee uses the data compiled from these surveys to assist it in establishing base salaries. In general, base salaries and total compensation for executives are targeted to a range that is within the third quartile (the fourth quartile being the highest) of the compensation paid by such other companies. Mr. Miller's base salary is also targeted in this range, and his total compensation is targeted to a range within the fourth quartile. In addition, in establishing salary levels within that range, the Committee considers the competitiveness of the executives' entire compensation package. For 1994, salary levels were within or below this range, based on competitive salary data compiled in 1993 and updated for use in 1994.

     Annual salary adjustments are determined by evaluating the performance of the Company and of each executive officer, reviewing base salaries for comparable positions at other companies contained in the salary surveys described above, and, for selected senior executives, including Mr. Miller, comparing the total compensation packages of the executives, including base salary, with those of the companies in the Peer Group described under "Stockholder Return Performance". In addition, the Committee takes into account any new responsibilities. In the case of executive officers with responsibility for a particular business unit, such unit's financial results are also considered. The Committee, where appropriate, also considers non-financial performance measures. These include increases in market share, manufacturing efficiency gains, and improvements in product quality, customer service, working capital management, employee safety, relations with employees and leadership development.

     Based on the then existing economic conditions in late 1993 and early 1994, Mr. Miller recommended that his base salary, and that of certain other executive officers (including certain of the officers whose compensation is detailed in this proxy statement), remain constant in 1994. Accordingly, the Committee did not increase such officers' base salaries during 1994. The base salary figures in the table on page 9 for these officers reflect an increase in salaries from 1993 to 1994 due to the fact that base salaries were raised in mid-1993 and continued at the increased levels throughout 1994.

ANNUAL BONUS

     The Company's executive officers, other than Messrs. Miller and Neal, are eligible for an annual cash bonus under the Company's Executive Incentive Compensation Plan (the "Executive Bonus Plan"). Under the Executive Bonus Plan, individual and corporate performance objectives are established at the beginning of each year. Eligible executives are assigned threshold, target and maximum bonus levels. The Company performance measure for bonus payments is based on several financial goals, including, in 1994, return on sales ("ROS"), return on total capital ("ROTC") and earnings per share ("EPS"). For executive officers with responsibility for a particular group, each of which consists of several business units, the performance measure is based on the group's net income and ROTC. The Committee weighs these financial goals very heavily. Each of the specified financial performance measures is given approximately equal weight. In 1994, the Company exceeded each of its targeted financial goals, and each of the groups exceeded each of its targeted financial goals. The Committee also considers the individual non-financial performance measures described above under "Base Salaries" in determining bonuses under the Executive Bonus Plan, but to a much lesser extent than the financial goals described above.

     Messrs. Miller and Neal are eligible for an annual cash bonus under the Company's Senior Executive Incentive Compensation Plan (the "Senior Executive Bonus Plan") which was approved by stockholders in 1994 as part of the Company's policy to design the Company's compensation programs to conform with the OBRA legislation and related regulations. Payments under the Senior Executive Bonus Plan are based solely on the achievement of one or more of the following pre-established objective performance goals: ROS, ROTC, EPS, return on equity, net income, cash flow, sales and total shareholder return (defined as cumulative shareholder return, including the reinvestment of dividends, on the Company's common stock), subject to the Committee's discretion to decrease awards which would otherwise be payable under the Senior Executive Bonus Plan. In addition, no bonuses are payable to the chief executive officer, chief operating officer or chief financial officer (who is currently a participant in the Executive Bonus Plan) unless the Company's pre-tax return on stockholders' equity exceeds a minimum threshold and, in such event, the total of such executives' bonuses may not exceed a specified percentage of the Company's pre-tax return on stockholders' equity in excess of that minimum threshold. In 1994, the Company exceeded each of its three targeted performance goals (ROS, ROTC and EPS) under the Senior Executive Bonus Plan. Based on this performance, Mr. Miller was awarded a bonus of $850,000, a 53% increase over the bonus paid in 1993.

STOCK OPTIONS

     Under the 1990 Plan, stock options are granted to the Company's executive officers. In 1994, the Board of Directors decided to move the date of the regular annual option grants to executives under the 1990 Plan from the date of the regular meeting of the Board in each February to the date of the regular meeting of the Board in each December. As a result, most executives received two option grants in 1994 (one in February and one in December), but will not receive another option grant until December 1995. The size of stock option awards is determined by the Committee using as a guideline a formula which takes into account competitive compensation data and the executive's total cash compensation opportunity (base salary and bonus opportunity). The formula does not take into account the amount of stock options previously awarded to the executive officers although the Committee may do so. In the event of poor Company or individual performance, the Committee can elect not to award options or grant options on fewer shares.

     Stock options are designed to align the interests of executives with those of the stockholders. The Committee believes that significant equity interests in the Company held by the Company's management align the interests of stockholders and management. The Company has adopted a stock ownership philosophy for officers and directors which encourages each officer and director to achieve and maintain certain specified levels of stock ownership during his or her tenure with the Company. In furtherance of this philosophy, the Company maintains a policy which limits the percentage of shares of the Company's common stock which should be sold during each year.

     Stock options are granted with an exercise price equal to the market price of the common stock on the date of grant and with a ten-year term. Options for LTIP participants (including the individuals whose compensation is detailed in this proxy statement) vest nine years and nine months from the date of grant, subject to accelerated vesting beginning three years from the date of grant if the Company meets the ROTC test set forth in the LTIP. Options for the rest of the Company's executives vest 25% per year over four years. This approach is designed to promote the creation of stockholder value over the long term since the full benefit of the compensation package cannot be realized unless stock price appreciation occurs over a number of years.

     In February 1994, Mr. Miller received options to purchase 85,000 shares with an exercise price of $30.5625 per share. In December 1994, Mr. Miller received options to purchase an additional 82,000 shares with an exercise price of $32.50 per share, as a result of the Board's decision to move the date of annual option grants to executives as described above. Mr. Miller now owns directly 171,614 shares of the Company's common stock and, with the 1994 grants, holds options to purchase an additional 743,978 shares, of which options to purchase 401,078 shares were exercisable at December 31, 1994.

LTIP

     Under the LTIP, key executives recommended by the Company's Chief Executive Officer and designated by the Committee are eligible to receive annual grants of stock options and to earn a deferred cash incentive award based on the financial performance of the Company and, in some cases, its business units. Participants in the LTIP are eligible to earn a deferred cash incentive award after the end of each three-year performance cycle, which cycles begin every other year (e.g., 1991, 1993 and 1995). Option grants pursuant to the LTIP are made under the 1990 Plan and are described above under "Stock Options". Cash payouts made in 1994 under the LTIP for the performance cycle which began in 1991 and ended in 1993 are set forth in the table on page 9. No deferred cash incentive awards were made under the LTIP in 1994.

CONCLUSION

     Through the programs described above, a very significant portion of the Company's executive compensation is linked directly to individual and Company performance and stock price appreciation. In 1994, as in previous years, approximately 50% of the Company's executive compensation (over 50% for the individuals listed in the table on page 9) consisted of these performance-based variable elements. In the case of Mr. Miller, approximately 65% of his 1994 compensation consisted of performance-based variable elements. The Committee intends to continue the policy of linking executive compensation to Company performance and returns to stockholders, recognizing that the ups and downs of the business cycle from time to time may result in an imbalance for a particular period.

February 23, 1995                                      F. Daniel Frost, Chairman
                                                                   John C. Argue
                                                                Frank V. Cahouet
                                                                Richard M. Ferry
                                                                 Peter W. Mullin
                                                              Sidney R. Petersen
                                                          Lawrence R. Tollenaere

                         STOCKHOLDER RETURN PERFORMANCE

     As required by the rules of the SEC, the following graph compares the Company's cumulative stockholder return on its common stock, including the reinvestment of dividends, with the return on the Standard & Poor's 500 Stock Index (the "S&P 500 Index") and the average return, weighted by market capitalization, of a peer group of companies (the "Peer Group"). In addition, the Company has included the median return of the Peer Group in the graph because, under the Company's LTIP, Company performance is measured against the performance of other companies using a percentile approach in which each company is given equal weight regardless of its size. The Peer Group is comprised of The Actava Group Inc. (formerly Fuqua Industries, Inc.), AMETEK, Inc., Avery Dennison Corporation, Ball Corporation, Bemis Company, Inc., Boise Cascade Corporation, W.H. Brady Co., Cabot Medical Corporation, Champion International Corporation, A.T. Cross Company, Deere & Company, The Dexter Corporation, Dover Corporation, Dresser Industries, Inc., Echlin Inc., Engelhard Corporation, Ennis Business Forms, Inc., Ethyl Corporation, Federal-Mogul Corporation, Ferro Corporation, H.B. Fuller Company, The B.F. Goodrich Company, W.R. Grace & Co., Harris Corporation, Harsco Corporation, Hercules Incorporated, Hunt Manufacturing Co., Illinois Tool Works Inc., Imo Industries Inc., James River Corporation of Virginia, Johnson Controls, Inc., Masco Corporation, Maytag Corporation, The Mead Corporation, Moore Corporation Limited, Nashua Corporation, National Service Industries, Inc., Olin Corporation, Pentair, Inc., Pittway Corporation, Premark International, Inc., Scott Paper Company, The Sherwin-Williams Company, The Standard Register Company, Teledyne, Inc., Thomas & Betts Corporation, The Timken Company, Union Carbide Corporation, Valhi, Inc., Wallace Computer Services, Inc., Westvaco Corporation, and Witco Corporation.

               COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN(1)
                OF AVERY DENNISON, S&P 500 INDEX AND PEER GROUP,
                         WEIGHTED AVERAGE(2) AND MEDIAN

                                                       PEER GROUP
      MEASUREMENT PERIOD         AVERY     S&P 500     (WEIGHTED     PEER GROUP
    (FISCAL YEAR COVERED)       DENNISON    INDEX       AVERAGE)      (MEDIAN)
1989                              100        100          100           100
1990(3)                            68         97           78            80
1991                               83        126          105            97
1992                               97        136          122           114
1993                              103        150          153           135
1994                              128        152          161           135

- ---------------

(1) Assumes $100 invested on December 31, 1989 in the stock of Avery Dennison, the S&P 500 Index and the Peer Group and that all dividends were reinvested.

(2) Weighted by market capitalization.

(3) On May 25, 1990, Avery International Corporation announced its agreement to merge with Dennison Manufacturing Company. The merger was completed on October 16, 1990.

     Stock price performance of the Company reflected in the above graph is not necessarily indicative of future price performance.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Peter W. Mullin, a member of the Committee, is the chairman and chief executive officer and a director of Mullin Insurance Services, Inc. ("MINC") and PWM Insurance Services, Inc. ("PWM"), executive compensation and benefit consultants and insurance agents. Mr. Mullin is also the majority stockholder of MINC and the sole stockholder of PWM. During 1994, the Company paid insurance companies premiums for life insurance placed by MINC and PWM in 1994 and prior years in connection with various Company employee benefit plans. In 1994, the insurance companies paid commissions to MINC and PWM in an aggregate amount of approximately $522,000 for the placement and renewal of this insurance, in which Mr. Mullin had direct and indirect interests approximating $438,200.

     Richard M. Ferry, a member of the Committee, is the chairman and chief executive officer, a director and a principal stockholder of Korn/Ferry International ("Korn/Ferry"), an executive search firm. During 1994, Korn/Ferry received an aggregate of approximately $385,000 in payments from the Company for executive search services, in which Mr. Ferry had an indirect interest approximating $28,875.

                                 VOTING SHARES

     Stockholders of record at the close of business on March 3, 1995, are entitled to notice of, and to vote at, the Annual Meeting. There were 53,304,271 shares of common stock of the Company outstanding on March 3, 1995.

PRINCIPAL STOCKHOLDERS

     Whenever in this proxy statement information is presented as to "beneficial ownership", please note that such ownership indicates only that the person shown, directly or indirectly, has or shares with others the power to vote (or to direct the voting of) or the power to dispose of (or to direct the disposition of) such shares; he or she may or may not have any economic interest in the shares. The reporting of information herein does not constitute an admission that any such person is, for the purpose of Section 13 or 16 of the 1934 Act, the "beneficial owner" of the shares shown herein.

     To the knowledge of the Company, the following was the only person or group who, as of December 31, 1994, owned beneficially 5% or more of the outstanding common stock of the Company.

    NAME AND ADDRESS                             NUMBER OF SHARES      PERCENT
   OF BENEFICIAL OWNER                          BENEFICIALLY OWNED     OF CLASS
   -------------------                          ------------------     --------
R. Stanton Avery..............................      2,716,324(1)        5.07%
  150 No. Orange Grove Blvd.
  Pasadena, CA 91103

- ---------------

(1) Refer to the table on page 5 for details of Mr. Avery's beneficial ownership.

     The Company's Employee Savings Plan and SHARE Plan, and the Dennison Manufacturing Company Bargaining Unit Employee Stock Ownership Plan (collectively, the "Plans") together owned a total of 6,070,367 shares of Company common stock on December 31, 1994, or 11.34% of Common Stock then outstanding. Although the Company is the Administrator of the Plans, each plan was established and is administered to achieve the different purposes for which it was created for the exclusive benefit of its participants, and employees participating in the Plans are entitled to vote all shares allocated to their accounts. Accordingly, such plans do not constitute a "group" within the meaning of Section 13(d) of the 1934 Act.

      THE 1988 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS (PROXY ITEM 2)

PROPOSED AMENDMENTS

     Upon the recommendation of the Committee, the Board of Directors has adopted, subject to stockholder approval, the following amendments to the Director Plan (the "Amendments"):

     1. a change in the date of grant of options under the Director Plan from the date of each regular February meeting of the Board of Directors to the date of each regular December meeting of the Board of Directors;

     2. the removal of the prohibition on the granting of options under the Director Plan to persons 72 years of age or older;

     3. a change in the date of accelerated vesting of a director's unexercisable options from his 72nd birthday to the date of such director's retirement at or after age 72;

     4. an extension of the Director Plan's termination date from January 31, 1997 to January 31, 2007; and

     5. the addition of a provision permitting directors to designate beneficiaries to receive vested options in the event of their deaths.

DESCRIPTION OF THE DIRECTOR PLAN

     In January 1988 the Company's Board of Directors adopted the Director Plan and in March 1988 the stockholders approved it. The Director Plan is intended to permit the Company to attract and retain the services of experienced and knowledgeable independent directors for the benefit of the Company and its stockholders, and to provide additional incentive for such directors to continue to work for the best interests of the Company and its stockholders.

     The principal features of the Director Plan, as amended by the Amendments, are summarized below, but the summary is qualified in its entirety by reference to the Director Plan itself. Copies of the Director Plan will be available at the Annual Meeting and can also be obtained by making written request of the Company's Secretary.

STOCK SUBJECT TO THE DIRECTOR PLAN

     There are reserved for issuance upon the exercise of options granted under the Director Plan 320,000 shares of Common Stock. Such shares may be authorized and unissued shares or shares then held in the Company's treasury. Of such shares, 128,000 shares remained available for future option grants as of December 31, 1994. If any option granted under the Director Plan expires or terminates without having been exercised in full, the shares subject to such option will again be available for the purposes of issuance upon the exercise of options granted under the Director Plan. On February 28, 1995, the closing stock price of a share of the Company's Common Stock on the New York Stock Exchange Composite Tape was $37.50.

OPTION GRANTS UNDER THE DIRECTOR PLAN

     Under the Director Plan, each non-employee director receives an option grant with respect to 5,000 shares upon joining the Board of Directors, and each continuing non-employee director automatically receives on the date of the regular meeting of the Board of Directors in each December thereafter an option for 2,000 shares. Employee directors who retire as employees of the Company but who remain on the Board are not entitled to receive a 5,000 share option grant, but will receive annual option grants as described above commencing on the December next following their retirement. Appropriate adjustments in the number of shares subject to the Director Plan and to outstanding options will be made in the event of stock splits, stock dividends or certain other types of recapitalization, but the options granted thereafter will not be adjusted for such events. Only non-qualified stock options may be granted under the Director Plan. At present, eight non-employee directors are eligible to participate in the Director Plan (four of the non-employee directors are over age 72). Upon approval of the Amendments by the stockholders, all ten continuing non-employee directors will be eligible to participate in the Director Plan. Each of these directors received the 2,000 share option grant described above on December 1, 1994, subject to stockholder approval of the Amendments at the Annual Meeting. The grant date present value of these options using a Black-Scholes option pricing model adapted for use in valuing director stock options was $21,060 for each non-employee director and $210,600 in the aggregate. Values of options granted in the future under the Director Plan are not presently determinable.

     The option price for each option granted under the Director Plan is 100% of the fair market value of the Common Stock on the date of grant.

     Options granted under the Director Plan have a term of ten years and vest and become exercisable in two cumulative installments of 50% of the number of shares initially granted, on each of the first and second anniversaries of the grant date, except that all options owned by a director which are unexercisable on the date the director retires at or after the age of 72 will become fully exercisable on the date of such retirement.

     If an optionee ceases to be a director, other than by reason of death or retirement, the optionee may exercise an option (unless previously terminated) for a period of three months after such termination, but not after expiration of the option, to the extent the option was exercisable at the date of termination. An option is exercisable for twelve or twenty-four months after death or retirement from the Board of Directors, respectively, to the extent the option was exercisable on the date of death or retirement, as the case may be.

However, options granted under the Director Plan provide that in the event of a "change of control" of the Company (as defined in the option) all previously unexercisable options become immediately exercisable.

     No option granted under the Director Plan may be assigned or transferred by its holder except by will or by the laws of intestate succession, or to a properly designated beneficiary. During the lifetime of the holder, an option may be exercised only by the holder, or his guardian or legal representative.

ADMINISTRATION OF THE DIRECTOR PLAN

     The Board of Directors administers the Director Plan.

AMENDMENT AND TERMINATION OF THE DIRECTOR PLAN

     The Director Plan may be terminated, modified or amended by the stockholders of the Company. The Board of Directors may also terminate the Director Plan or modify or amend it in certain respects as set forth in the Director Plan. No options may be granted under the Director Plan after January 31, 2007.

  FEDERAL INCOME TAX CONSEQUENCES

     The tax consequences of the Director Plan under current federal law are summarized in the following discussion which deals with the general tax principles applicable to the Director Plan, and is intended for general information only. Alternative minimum tax and state and local income taxes are not discussed, and may vary depending on individual circumstances and from locality to locality.

     For Federal income tax purposes, the recipient of options granted under the Director Plan will not have taxable income upon the grant of the option, nor will the Company then be entitled to any deduction. Generally, upon exercise of an option the optionee will realize ordinary income, and the Company will be entitled to a deduction, in an amount equal to the difference between the option exercise price and the fair market value of the stock at the date of exercise. An optionee's basis for the stock for purposes of determining his gain or loss on his subsequent disposition of the shares generally will be the fair market value of the stock on the date of exercise of the option.

REASONS FOR AMENDMENTS

     The Director Plan currently provides that continuing non-employee directors will automatically receive an annual option grant for 2,000 shares on the date of the regular meeting of the Board of Directors in each February. Prior to 1994, this grant date coincided with the date of option grants to Company executives under the 1990 Plan. During 1994, the Board of Directors determined that it was advisable to move the date of the regular annual option grants to the Company's executives to the date of the regular meeting of the Board of Directors in each December in order to have more time at the February Board meeting to make bonus determinations and to set goals under the bonus plans and the LTIP. The Board also determined that it was advisable to continue to make annual option grants under the Director Plan at the same time as option grants for executives. Accordingly, in December 1994 the Board granted options under the Director Plan, subject to stockholder approval of an amendment to the Director Plan to change the date of grant of options under the Director Plan to the annual Board meeting held in December, and the Board recommends such amendment.

     The Director Plan also currently provides that continuing non-employee directors will cease to receive annual option grants once they reach the age of 72, and that all options which are unexercisable on the date a director reaches the age of 72 shall become fully exercisable on that date, the age set for directors' retirement from the Board under the Company's Bylaws. However, from time to time the Board has determined that it is in the best interests of the Company for certain directors to continue to serve on the Board beyond the age of 72, to take advantage of such directors' experience and contributions to the Board. Therefore, the Board believes that it is appropriate for such directors to continue to receive the same compensation as other active members of the Board, and recommends approval of amendments to the Director Plan to remove the age 72 limitation and, correspondingly, to extend the vesting date for options which are unexercisable on the date such director reaches the age of 72 to the date of such director's date of retirement at or after age 72.

Accordingly, in December 1994 the Board granted options to the two non-employee directors who are age 72 or older and who will continue to serve as directors after the 1995 Annual Meeting, subject to stockholder approval of the Amendments.

     The Director Plan currently terminates on January 31, 1997. The Board has determined that it is advisable to continue to provide stock-based incentive compensation to the Company's directors, thereby continuing to align the interests of such directors with those of the stockholders, and that option grants under the Director Plan are an effective means of providing such compensation. Accordingly, the Board has amended the Director Plan to extend the termination date of the Director Plan from January 31, 1997 to January 31, 2007, subject to stockholder approval of the Amendments at the Annual Meeting. In addition, to add flexibility to the Director Plan, the Board has amended the Director Plan to permit directors to designate beneficiaries to receive vested options in the event of their death.

REQUIRED VOTE FOR APPROVAL AND RECOMMENDATION OF THE BOARD OF DIRECTORS

     The affirmative vote of a majority of the shares present or represented and entitled to vote at the Annual Meeting is required to approve the Amendments. Your Board of Directors recommends a vote FOR approval of the Amendments.

                                    GENERAL
INDEPENDENT ACCOUNTANTS

     The Board of Directors has selected Coopers & Lybrand to serve as the Company's independent accountants for the 1995 fiscal year. One or more representatives of Coopers & Lybrand will be present at the Annual Meeting to respond to appropriate questions and will be given an opportunity to make a statement if they so desire.

STOCKHOLDER PROPOSALS

     Stockholder proposals for presentation at the annual meeting scheduled to be held on April 25, 1996, must be received at the Company's principal executive offices on or before November 11, 1995. The Company's Bylaws provide that stockholders desiring to nominate persons for election to the board of directors or to bring any other business before the stockholders at an annual meeting must notify the Secretary of the Company thereof in writing 60 to 90 days prior to the first anniversary of the preceding year's annual meeting (or, if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, 60 to 90 days prior to such annual meeting or within 10 days after the public announcement of the date of such meeting is first made by the Company; or, if the number of directors to be elected to the board of directors is increased and the Company does not make a public announcement naming all of the nominees for director or specifying the size of the increased board at least 70 days prior to the first anniversary of the preceding year's annual meeting, within 10 days after such public announcement is first made by the Company (with respect to nominees for any newly created positions only)). Such notice must include (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act and Rule 14a-11 thereunder, (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of such business, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made, and (c) the name and record address, and class and number of shares owned beneficially and of record, of such stockholder and any such beneficial owner.

ANNUAL REPORT

     The Company's 1994 Annual Report to Stockholders has recently been mailed to all stockholders of record.

     ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

                                         Robert G. van Schoonenberg
                                              Secretary

Dated: March 10, 1995

                        PROXY
            SOLICITED BY BOARD OF DIRECTORS       Avery Dennison Corporation
 [LOGO]     ANNUAL MEETING -- APRIL 27, 1995      150 No. Orange Grove Boulevard
                 PASADENA, CALIFORNIA             Pasadena, California 91103

    The undersigned hereby appoints Charles D. Miller, Sidney R. Petersen and F. Daniel Frost, or each or any of them with power of substitution, proxies for the undersigned to act and vote at the 1995 annual meeting of stockholders of Avery Dennison Corporation and at any adjournments thereof as indicated upon the matters referred to on the reverse side and described in the proxy statement for the meeting, and, in their discretion, upon any other matters which may properly come before the meeting.

1. Election of Directors

    NOMINEES: Frank V. Cahouet, Peter W. Mullin, Joan T. Bok, Philip M. Neal

2. Approval of Amendments to the Company's 1988 Stock Option Plan for Non-Employee Directors

    IF NO OTHER INDICATION IS MADE, THE PROXIES SHALL VOTE FOR THE ELECTION OF THE DIRECTOR NOMINEES AND FOR PROPOSAL NUMBER 2.

                                                                          (OVER)

         /X/   PLEASE MARK VOTES.
- --------------------------------------------------------------------------------
 A vote FOR ALL nominees is recommended      A vote FOR is recommended by the
 by the Board of Directors:                  Board of Directors:
- --------------------------------------------------------------------------------
 1. Election of Directors (page 1)           2. Approval of certain amendments
                                                to the Company's 1988 Stock
       FOR ALL          WITHHELD FROM           Option Plan for Non-Employee
       nominees         ALL nominees            Directors (page 20)
         / /                / /
                                                FOR        AGAINST       ABSTAIN
                                                / /          / /          / /

FOR ALL EXCEPT THE FOLLOWING NOMINEE(S):

- --------------------------------------------
- --------------------------------------------------------------------------------

                                                  Date__________________,  1995

                                                  -----------------------------

                                                  -----------------------------
                                                  Signature(s) of Stockholder(s)

                                                  -----------------------------
                                                  If acting as attorney,
                                                  executor, trustee, or in
                                                  other representative
                                                  capacity, please sign
                                                  name and title.
                                                  -----------------------------
                                                  Send admission ticket
                                                  for meeting              / /
                                                  -----------------------------
       PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

[LOGO]       CONFIDENTIAL VOTING INSTRUCTIONS   Avery Dennison Corporation
                                                150 No. Orange Grove Boulevard
                                                Pasadena, California 91103

TO: FIRST INTERSTATE BANK OF CALIFORNIA AS AGENT FOR THE TRUSTEES OF THE
    AVERY DENNISON SAVINGS PLAN AND SHARE PLAN

    VOTING INSTRUCTIONS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF AVERY DENNISON CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS, APRIL 27, 1995.

    The undersigned hereby appoints Charles D. Miller, Sidney R. Petersen and F. Daniel Frost, or each or any of them with power of substitution, proxies for the undersigned to act and vote at the 1995 annual meeting of stockholders of Avery Dennison Corporation and at any adjournments thereof as indicated upon the matters referred to on the reverse side and described in the proxy statement for the meeting, and, in their discretion, upon any other matters which may properly come before the meeting.

1. Election of Directors

    NOMINEES: Frank V. Cahouet, Peter W. Mullin, Joan T. Bok, Philip M. Neal

2. Approval of Amendments to the Company's 1988 Stock Option Plan for Non-Employee Directors

    IF NO OTHER INDICATION IS MADE, THE PROXIES SHALL VOTE FOR THE ELECTION OF THE DIRECTOR NOMINEES AND FOR PROPOSAL NUMBER 2.
                                                                          (OVER)

         /X/   PLEASE MARK VOTES.
- --------------------------------------------------------------------------------
A vote FOR ALL nominees is recommended         A vote FOR is recommended by the
by the Board of Directors:                     Board of Directors:
- --------------------------------------------------------------------------------
 1. Election of Directors (page 1)           2. Approval of certain amendments
       FOR ALL       WITHHELD FROM              to the Company's 1988 Stock
      nominees       ALL nominees               Option Plan for Non-Employee
        / /              / /                    Directors (page 20)

                                                    FOR     AGAINST     ABSTAIN
                                                    / /       / /         / /
FOR ALL EXCEPT THE FOLLOWING NOMINEE(S):

- ----------------------------------------
- --------------------------------------------------------------------------------
                                              Date ______________________, 1995

                                              ----------------------------------

                                              ----------------------------------
                                              Signature(s) of Stockholder(s)

                                              ----------------------------------
                                              If acting as attorney,
                                              executor, trustee, or in
                                              other representative
                                              capacity, please sign name
                                              and title.
                                              ----------------------------------
                                              Send admission ticket    / /
                                              for meeting
                                              ----------------------------------
       PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

              CONFIDENTIAL VOTING INSTRUCTIONS    Avery Dennison Corporation
[LOGO]                                            150 No. Orange Grove Boulevard
                                                  Pasadena, California 91103

TO: FIRST INTERSTATE BANK OF CALIFORNIA AS AGENT FOR THE TRUSTEES OF THE
    DENNISON MANUFACTURING COMPANY BARGAINING UNIT EMPLOYEE STOCK OWNERSHIP PLAN

    VOTING INSTRUCTIONS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF AVERY DENNISON CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS, APRIL 27, 1995.

    The undersigned hereby appoints Charles D. Miller, Sidney R. Petersen and F. Daniel Frost, or each or any of them with power of substitution, proxies for the undersigned to act and vote at the 1995 annual meeting of stockholders of Avery Dennison Corporation and at any adjournments thereof as indicated upon the matters referred to on the reverse side and described in the proxy statement for the meeting, and, in their discretion, upon any other matters which may properly come before the meeting.

1. Election of Directors

    NOMINEES: Frank V. Cahouet, Peter W. Mullin, Joan T. Bok, Philip M. Neal

2. Approval of Amendments to the Company's 1988 Stock Option Plan for Non-Employee Directors

    IF NO OTHER INDICATION IS MADE, THE PROXIES SHALL VOTE FOR THE ELECTION OF THE DIRECTOR NOMINEES AND FOR PROPOSAL NUMBER 2.

                                                                          (OVER)


         /X/   PLEASE MARK VOTES.
- --------------------------------------------------------------------------------
A vote FOR ALL nominees is recommended     A vote FOR is recommended by the
by the Board of Directors:                 Board of Directors:
- --------------------------------------------------------------------------------
1. Election of Directors (page 1)          2. Approval of certain amendments to
                                              the Company's 1988 Stock Option
      FOR ALL        WITHHELD FROM            Plan for Non-Employee Directors
      nominees       ALL nominees             (page 20)
        / /              / /
                                                 FOR    AGAINST    ABSTAIN
                                                 / /      / /        / /

FOR ALL EXCEPT THE FOLLOWING NOMINEE(S):

- ----------------------------------------

- --------------------------------------------------------------------------------

                                                  Date ________________, 1995

                                                  ------------------------------

                                                  ------------------------------
                                                  Signature(s) of Stockholder(s)

                                                  ------------------------------
                                                  If acting as attorney,
                                                  executor, trustee, or in
                                                  other representative
                                                  capacity, please sign name
                                                  and title.
                                                  ------------------------------
                                                  Send admission ticket
                                                  for meeting              / /
                                                  ------------------------------

       PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

                        AVERY INTERNATIONAL CORPORATION

                             1988 STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS


1.       Purpose

         This 1988 Stock Option Plan for Non-Employee Directors (the "Plan") is intended to attract and retain the services of experienced and knowledgeable independent directors of Avery International Corporation (the "Company") for the benefit of the Company and its stockholders and to provide additional incentive for such directors to continue to work for the best interests of the Company and its stockholders.

2.       Stock Subject to the Plan

         There are reserved for issuance upon the exercise of options ("Options") granted under the Plan 320,000 shares of $1.00 par value Common Stock of the Company (the "Common Stock"). Such shares may be authorized and unissued shares of Common Stock or previously outstanding shares of Common Stock then held in the Company's treasury. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the shares subject thereto shall again be available for the purposes of issuance upon the exercise of Options granted under the Plan.

3.       Administration

         The Plan shall be administered by the Board of Directors of the Company (the "Board"). Subject to the express provisions of the Plan, the Board shall have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the Option grants or agreements (which shall comply with and be subject to the terms and conditions of the Plan) and to make all other determinations necessary or advisable for the administration of the Plan. The Board's determinations of the matters referred to in this Paragraph 3 shall be conclusive.

4.       Eligibility

         Each director of the Company, who has not reached his seventy-second birthday and who is not an employee of the Company, shall automatically be granted an Option to purchase 5,000 shares of Common Stock (subject to adjustments as provided in Paragraph 8) on January 28, 1988, subject, however, to (i) shareholder approval of both the Plan, and any Options granted to Directors under the Plan prior to March 31, 1988, at the Annual Shareholders' Meeting on March 31, 1988, and (ii) receipt of an interpretive letter from the Securities and Exchange Commission as set forth in

Paragraph 12. Following the initial grant, during the term of the Plan each then current, non-employee director ("Optionee"), who has not then reached his seventy-second birthday, shall automatically be granted, on the date of each regular January meeting of the Board, an Option for 2,000 shares (subject to adjustment as provided in Paragraph 8). When new non-employee directors are elected to the Board, such directors will receive an initial Option of 5,000 shares of Common Stock as of the date of their election, subject to the same conditions as set forth in the first sentence of this Paragraph. Directors who are employees of the Company and who subsequently retire from the Company and remain on the Board will not receive an initial Option of 5,000 shares, but, to the extent they are otherwise eligible, after retirement from the Company they will receive Options as described in the second sentence of this Paragraph.

         Each Option shall be evidenced by a written Stock Option Agreement ("Agreement"), copy of which is attached as Exhibit A, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such other terms and conditions as the Board shall determine, consistent with the Plan.

         Only non-qualified stock options (options which do not qualify as "incentive stock options" under Section 422A of the Internal Revenue Code of 1986, as amended) shall be granted under the Plan.

5.       Option Grants

         (a) The option price ("Option Price") of the Common Stock under each Option granted under the Plan shall be 100% of the fair market value (as defined below in Paragraph 5 (c)) of the stock on the date such Option is granted.

         (b) Options shall become exercisable in installments of 50% of the number of shares initially granted, commencing on the first anniversary of the grant date, such installments to be cumulative; provided, however, that all Options owned by a director which are unexercisable on the date the director reaches the age of seventy-two shall become fully exercisable on that date. In no case may an Option be exercised as to fewer than 100 shares at any one time (or the remaining shares covered by the Option if fewer than 100 during the term of the Option). The term of each Option shall be ten (10) years from the date of grant thereof, or such shorter period as is prescribed in Paragraph 5. Except as provided in Paragraph 5, no Option may be exercised at any time unless the holder thereof is then a director of the Company. In the event that the Option shall be exercised pursuant to Paragraph 5(g), by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option shall be provided to the Company.

         (c) Upon exercise, the Optionee shall provide written notice of exercise to the Secretary of the Company and the Option Price shall be paid in full in cash or in Common Stock owned by the Optionee having a fair market value on the date of exercise equal to the aggregate Option price, or in a
combination of cash and stock.   Fair market value shall be determined as the
mean between the
highest and lowest selling prices of the Common Stock on the New York Stock Exchange Composite Tape on the date of exercise, or, if there were no sales on such date, as the weighted average of the means between the highest and lowest sales upon the nearest date before and the nearest date after the exercise date or, if such stock is not traded on an exchange, as the mean between the closing representative bid and asked prices for the stock on such date as reported by NASDAQ or, if NASDAQ is not then in existence, by its successor quotation system. Upon exercise of an Option, the Company shall have the right to retain or sell, without notice, sufficient shares of stock to cover government withholding taxes or deductions, if any, as described in Paragraph 11. The Optionee shall also provide such representations and documents as the Board, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Board may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, having legends placed on share certificates and having stop-transfer orders issued to transfer agents and registrars.

         (d) In the event that the Optionee shall cease to be a director, other than by reason of retirement (hereinafter "Retirement"), or death, he may exercise his Option within three months after such termination, but not after the expiration of the Option, to the extent of the number of shares exercisable by him at the date of termination of his service as director; otherwise the Option shall expire at the end of such three-month period.

         (e) In the event that the Optionee shall cease to be a director because of Retirement, the Optionee may exercise his Option within twenty-four months after Retirement, but not after the expiration of the Option, to the extent of the number of shares exercisable by him at the date of Retirement; otherwise the Option shall expire at the end of such twenty-four month period.

         (f) In the event of the death of a director or a former director to whom an Option has been granted under the Plan, the Option theretofore granted to him (unless the Option shall have been previously terminated pursuant to the provisions of Paragraph 5(d) or 5(e)) may be exercised by a legatee or legatees of the option holder under his last will or by his personal representatives or distributees at any time within twelve months of the date of the Optionee's death, but not after the expiration of the Option, to the extent of the number of shares exercisable by the Optionee at the date of his death; otherwise the Option shall expire at the end of such twelve-month period.

         (g) Nothing in the Plan or in any Option granted pursuant to the Plan shall confer on any individual any right to continue as a director of the Company or interfere in any way with the right of the Company to terminate his service as a director at any time.

6.       Conditions to Issuance of Stock Certificates

         The shares of stock deliverable upon the exercise of an Option, or any part thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

         (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

         (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Board shall, in its absolute discretion, deem necessary or advisable;

         (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Board shall, in its absolute discretion, determine to be necessary or advisable;

         (d) The lapse of such reasonable period of time following the exercise of the Option as the Board may establish from time to time for reasons of administrative convenience; and

         (e) The receipt by the Company of full payment for such shares and payment of any applicable withholding tax.

7.       Transferability and Stockholder Rights of Holders of Options

         No Option granted under the Plan shall be transferable otherwise than by will or by the laws of descent and distribution, and an Option may be exercised, during the lifetime of the holder thereof, only by him. The holder of an Option shall have none of the rights of a stockholder until the shares subject thereto shall have been registered in the name of the person or persons exercising such Option on the transfer books of the Company upon such exercise.

8.       Adjustment upon Changes in Capitalization

         Notwithstanding the provisions in Paragraphs 2 and 4 of the Plan, the number and class of shares subject to the Plan and subject to the Options which have been granted under the Plan and the option prices of such Options shall be proportionately adjusted in the event of changes in the outstanding Common Stock by reason of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations or exchanges of shares, split-ups, split-offs, spin-offs, liquidations or other similar changes in the capitalization, or any distribution to common stockholders other than cash dividends and, in the event of any such change in the outstanding Common Stock, the aggregate number and class of shares available under the Plan and the number of shares as to which Options may be granted shall be appropriately adjusted by the Board. However, no such adjustments shall be made with respect to Options not yet granted under the Plan.

9.       Merger of the Company

         In the event of the merger or consolidation of the Company into another company, the exchange of all or substantially all of the assets of the Company for the securities of another company, the acquisition by another company of 80% or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company, then no Option may be exercised after such event, provided, however, that for a ten (10) day period prior to such event, such Options shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Paragraph 5(b).

10.      Amendment and Termination

         Unless the Plan shall theretofore have been terminated as hereinafter provided, the Plan shall terminate on, and no awards of Options shall be made after January 31, 1997; provided, however, that such termination shall have no effect on Options granted prior thereto. The Plan may be terminated, modified or amended by the stockholders of the Company. The Board of Directors of the Company may also terminate the Plan or modify or amend the Plan in such respects as it shall deem advisable in order to conform to any change in any law or regulation applicable thereto, or in other respects which shall not change (i) the total number of shares as to which Options may be granted, (ii) the class of persons eligible to receive Options under the Plan, (iii) the manner of determining the Option prices, (iv) the period during which Options may be granted or exercised or (v) the provisions relating to the administration of the Plan by the directors of the Company.

11.      Withholding

         Upon the transfer of Common Stock as a result of the exercise of an Option, the Company shall have the right to retain or sell, without notice, sufficient shares of stock (taken at their fair market value, as defined in Paragraph 5 (c), on the date of exercise) to cover the amount of any tax required by any government to be withheld or otherwise deducted and paid with respect to such payment, remitting any balance to the Optionee; provided, however, that the Optionee shall have the right to provide the Company with the funds to enable it to pay such tax.

12.      Approval by Stockholders and Receipt of Interpretive Letter

         The Plan as approved and adopted by the Board on January 28, 1988 and will be submitted for the approval of the Company's stockholders at the meeting of the stockholders to be held on March 31, 1988; Options may be granted prior to said stockholders' meeting but shall also be submitted for such approval by the stockholders at said meeting. Each Option granted under the Plan prior to satisfaction of conditions (i) and (ii) below shall provide that if (i) the Plan, and Options granted prior to March 31, 1988, are not approved at said meeting by the vote of the holders of a majority of the outstanding shares of Common Stock of the Company and (ii) the Company does not, by January 28, 1989, receive an interpretive letter from the Securities and Exchange Commission to the effect that the Plan meets the requirements of Rule 16b-3 of the Securities Exchange Act of 1934 and that non-employee directors receiving Options under the Plan are disinterested persons within the meaning of Rule 16b-3 for the purpose of administering certain compensation plans of the Company, such Options shall be cancelled and become null and void.

13.      Titles

         Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

14.      Construction

         This Plan and any Agreement hereunder shall be administered and interpreted under the laws of the State of California.

                                   EXHIBIT A


                        AVERY INTERNATIONAL CORPORATION

                  NON-EMPLOYEE DIRECTOR STOCK OPTION AGREEMENT


THIS AGREEMENT, dated _________________________, is made by and between Avery International Corporation, a Delaware corporation, hereinafter referred to as the "Company," and [name of Director], a non-employee Director of Company.

WHEREAS, Company wishes to afford Optionee the opportunity to purchase shares of its $1.00 par value common stock under the terms of the 1988 Stock Option Plan for Non-Employee Directors of Avery International Corporation; (hereinafter referred to as the "Plan") and

WHEREAS, The Company's Board of Directors (hereinafter referred to as the "Board"), appointed to administer said Plan, has determined that it would be to the advantage and best interest of Company and its stockholders to grant the Option provided for herein to Optionee as an inducement to provide services as a Director of the Company and as an incentive for increased efforts during such service. The Board has advised Company of its determination and instructed the undersigned officers to issue said Option, which is a Non-Qualified Stock Option, as required under the Plan;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, Company and Optionee do hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

Whenever the following terms are used in this Agreement they shall have the meaning specified below unless the context clearly indicates to the contrary.

1.1      Agreement

         "Agreement" shall mean this Non-Employee Director Stock Option
         Agreement.

1.2      Change of Control

         "Change of Control" shall mean a change in control of the Company of a nature that would be required to be reported in response to Item 5(f) of Schedule 14A, Regulation 240.14a-101, promulgated under the Securities Exchange Act of 1934 as in effect on the date of this Agreement or, if Item 5(f) is no longer in effect, any regulation issued by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 which serves similar purposes; provided that, without limitation, a Change of Control shall be deemed to have occurred if and when:

         (a) Any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) is or becomes a beneficial owner, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities, or

         (b) Individuals who were members of the Board of Directors of the Company immediately prior to a meeting of the shareholders of the Company involving a contest or the election of the directors shall not constitute a majority of the Board of Directors following such election.

1.3      Option

         "Option" shall mean this option to purchase common stock of the Company granted under the Agreement.

1.4      Optionee

         "Optionee" shall mean a non-employee Director eligible under the terms of the Plan.

1.5      Plan

         The "Plan" shall mean The 1988 Stock Option Plan for Non-Employee Directors of Avery International Corporation.

1.6      Pronouns

         The masculine pronoun shall include the feminine and neuter, and the singular, and the plural, where the context so indicates.

1.7      Secretary

         "Secretary" shall mean the Secretary of the Company.

1.8      Termination

         "Termination" shall mean the time when the Optionee ceases to be a Director of the Company for any reason, including, but not limited to, a termination by resignation, removal, death, retirement, or failure to be elected.


                                   ARTICLE II

                                GRANT OF OPTION

2.1      Grant of Option

         In consideration of Optionee's agreement to provide services as a Director of the Company and for other good and valuable consideration, on the date hereof the Company irrevocably grants to Optionee the option to purchase any part or all of an aggregate of __________ shares of its $1.00 par value common stock upon the terms and conditions set forth in this Agreement. Such Option is granted pursuant to the Plan and shall also be subject to the terms and conditions set forth in the Plan which is incorporated herein by reference.

2.2      Purchase Price

         The purchase price of the shares of stock covered by the Option shall be ____________________________ dollars ($__________) per share without commission or other charge.

2.3      Consideration to Company

         In consideration of the granting of this Option by the Company, the Optionee agrees to render services as a Director to the Company, for a period of at least one (1) year from the date this Option is granted. Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue as a Director of the Company, nor shall it interfere with or restrict in any way, other than the loss of rights as provided in Article III of this Agreement, the right of the Optionee voluntarily to resign as a Director of the Company.

2.4      Adjustments in Option

         In the event that the outstanding shares of the stock subject to the Option are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend, or combination of shares, the Board shall make an appropriate and equitable adjustment in the number and kind of shares as to which the Option, or portions thereof then unexercised, shall be exercisable. Such adjustment shall be made with the intent that after the change or exchange of shares, the Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in the Option may include a necessary corresponding adjustment in the option price per share, but shall be made without change in the total price applicable to the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices).


                                  ARTICLE III

                            PERIOD OF EXERCISABILITY

3.1      Commencement of Exercisability

         (a) The Option shall become exercisable in two cumulative installments as follows:

                 (i) The first installment shall consist of fifty percent (50%) of the shares covered by the Option and shall become exercisable on the first anniversary of the date the Option was granted.

                 (ii) The second installment shall consist of an additional fifty percent (50%) of the shares covered by the Option and shall become exercisable on the second anniversary of the date the Option was granted.

                 The installments provided for in this Subsection (a) are cumulative. Each installment which becomes exercisable shall remain exercisable during the term of the Option, subject to Sections 3.3 and 3.4.

         (b) No portion of the Option which is an unexercisable installment under Subsection (a) above at Termination shall thereafter become exercisable.

         (c) Notwithstanding Subsection 3.1(a) above, upon a Change of Control, all Option installments not yet exercisable shall become immediately exercisable.

         (d) Notwithstanding Subsection 3.1(a) above, when the director-Optionee reaches his seventy-second birthday, all Option installments not yet exercisable shall become immediately exercisable.

3.2      Term of Option

         The Option will expire and will not, under any condition, be exercisable after the tenth (10th) anniversary of the date the Option was granted. Such date shall be the Option's Expiration Date.

3.3      Exercise of Option after Termination

         This Option is exercisable by the Optionee only while he is a Director of the Company, subject to the following exceptions:

         (a) If the Optionee dies while the Option is exercisable under the terms of this Agreement, the person to whom the Optionee's rights have passed by will or the laws of descent and distribution may exercise such rights, subject to the limitation in Subsection 3.1(b). The Option must be exercised within twelve (12) months after the Optionee's death, but not later than the Option's Expiration Date.

         (b) If the Optionee ceases to be a Director due to his retirement, the Optionee may exercise the Option, subject to the limitation in Subsection 3.1(b), within twenty-four (24) months after Termination, but not later than the Option's Expiration Date.

         (c) If the Optionee ceases to be a Director other than for the reasons set forth in Subsections (a) or (b) above, the Optionee may exercise the Option, subject to the limitations of Subsection 3.1(b), within three (3) months after Termination, but not later than the Option's Expiration Date.

3.4      Exercise of Option Upon Merger or Consolidation

         (a) Notwithstanding Section 3.3, the Option may not be exercised to any extent by anyone after the effective date of either the merger or consolidation of the Company into another corporation, the exchange of all or substantially all of the assets of the Company for the securities of another corporation, the acquisition by another corporation of 80% or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company. At least twenty
                 (20) days prior to the effective date of such merger, consolidation, exchange, acquisition, liquidation, or dissolution, the Company shall give the Optionee notice of such event if the Option has then neither been fully exercised nor become unexercisable.

         (b) In the event of such merger, consolidation, exchange, acquisition, liquidation, or dissolution, then for a period of ten (10) days prior to the effective date of such event, the Option shall be exercisable as to all shares covered hereby, notwithstanding that the Option may not yet have become fully exercisable under Subsection 3.1(a).

                                   ARTICLE IV

                              EXERCISE OF OPTIONS

4.1      Partial Exercise

         Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.2. Each partial exercise shall be for not less than one hundred (100) shares (or a smaller number, if it is the maximum number which may be exercised under Section 3.1), and shall be for whole shares only.

4.2      Manner of Exercise

         The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office all of the following:

         (a) A written notice, complying with the applicable rules established by the Board, stating that the Option or portion is thereby exercised. The notice shall be signed by the Optionee or the other person then entitled to exercise the Option;

         (b) Full payment (in cash or by check) for the shares with respect to which the Option or portion is exercised. Payment may be made by surrendering Company common stock owned by the Optionee, with a fair market value (as defined in Paragraph 5(c) of the Plan) on the date the Option is exercised equal to the aggregate purchase price of the shares with respect to which the Option, or portion thereof, is exercised; and

         (c) In the event the Option or portion thereof shall be exercised by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option.

4.3      Conditions to Issuance of Stock Certificates

         The shares of stock deliverable upon the exercise of the Option, or any part thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and non-assessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the Option or part thereof prior to fulfillment of all of the following conditions:

         (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

         (b) The completion of any registration or other qualification of such shares under any state or federal law, or under rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Board shall, in its absolute discretion, deem necessary or advisable;

         (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Board shall, in its absolute discretion, determine to be necessary or advisable;

         (d) The lapse of such reasonable period of time following the exercise of the Option as the Board may from time to time establish for reasons of administrative convenience; and

         (e)     The receipt by the Company of full payment for such shares.

4.4      Rights as Stockholders

         The holder of the Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until certificates representing such shares shall have been issued by the Company to such holder.


                                   ARTICLE V

                                 MISCELLANEOUS

5.1      Administration

         The Board shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Board in good faith shall be final and binding upon the Optionee, the Company and all other interested persons. No member of the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Option.

5.2      Option Not Transferable

         Neither the Option nor any interest or right therein or part thereof may be sold, pledged, assigned or transferred in any manner other than by will or by the applicable laws of descent and distribution. The Option shall be exercised during the Optionee's lifetime only by the Optionee, or his guardian or legal representative.

5.3      Notices

         Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary and any notice to be given to the Optionee shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this Section, either party may hereafter designate a different address for notices to be given to him. Any notice which is required to be given to Optionee shall, if Optionee is then deceased, be given to Optionee's personal representative if such representative has previously informed the Company of his status and address by written notice under this

         Section. Any notice shall have been deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

5.4      Approval by Stockholders and Receipt of Interpretive Letter

         The Plan was approved and adopted by the Board on January 28, 1988 and will be submitted for approval of the Company's stockholders at the meeting of the stockholders to be held on March 31, 1988; Options may be granted prior to said stockholders' meeting but shall also be submitted for such approval by the stockholders at said meeting. This option shall be cancelled and become null and void unless, and until,
         (i) the Plan, and Options granted prior to March 31, 1988, are approved at said meeting by the vote of the holders of a majority of the outstanding shares of Common Stock of the Company and (ii) the Company receives, by January 31, 1989, an interpretive letter from the Securities and Exchange Commission to the effect that the Plan meets the requirements of Rule 16b-3 of the Securities Exchange Act of 1934 and that non-employee directors receiving Options under the Plan are disinterested persons within the meaning of Rule 16b-3 for the purpose of administering certain compensation plans of the Company.

5.5      Titles

         Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

5.6      Construction

         This Agreement shall be administered and interpreted under the laws of the State of California.

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.



                                       AVERY INTERNATIONAL CORPORATION


                                       By _____________________________________
                                           Chairman and Chief Executive Officer


                                       By _____________________________________
                                                        Secretary


_______________________________
Optionee


Address:                  _______________________

                          _______________________

                          _______________________

                          _______________________
                          Optionee's Social Security Number

                                AMENDMENT NO. 1
                     TO THE AVERY INTERNATIONAL CORPORATION
               1988 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS


WHEREAS, Paragraph 10 of the Avery International Corporation 1988 Stock Option Plan for Non-Employee Directors (the "Plan") provides that the Plan may be amended by the stockholders of Avery Dennison Corporation (the "Company"); and

WHEREAS, the Board of Directors of the Company has determined that it is advisable to amend the Plan in certain respects and to submit this amendment to the Company's stockholders for approval.

NOW, THEREFORE, subject to such stockholder approval, the Plan is hereby amended effective as of December 1, 1994 in the following respects:

1. The name of the Plan shall be changed to the "Avery Dennison Corporation 1988 Stock Option Plan for Non-Employee Directors."

2. The second sentence of the first paragraph of Paragraph 4 is hereby deleted in its entirety and the following is inserted in lieu thereof:

         "Commencing with the regular meeting of the Board in December 1994, during the term of the Plan each then current, non-employee director ("Optionee") shall automatically be granted, on the date of each regular December meeting of the Board, an Option for 2,000 shares (subject to adjustment as provided in Paragraph 8), except that any director retiring from the Board as of the Annual Meeting of Stockholders on April 27, 1995 shall not be entitled to receive any such grant of Options."

3. The first sentence of Paragraph 5(b) is hereby deleted in its entirety and the following is inserted in lieu thereof:

                 "(b) Options shall become exercisable in installments of 50% of the number of shares initially granted, commencing on the first anniversary of the grant date, such installments to be cumulative; provided, however, that all Options owned by a director which are unexercisable on the date of such director's Retirement at or after age seventy-two shall become fully exercisable on that date."

4. Paragraph 5(f) is hereby deleted in its entirety and the following is inserted in lieu thereof:

                 "(f) In the event of the death of a director or former director to whom an Option has been granted under the Plan, the Option theretofore granted to him (unless the Option shall have been previously terminated pursuant to the provisions of Paragraph 5(d) or 5(e)) may be exercised by a person properly designated by the Optionee, including his spouse or heirs at law, to exercise such Optionee's rights under this Plan (a "Beneficiary") at any time within twelve months of the date of the Optionee's death, but not after the expiration of the Option, to the extent of the number of shares exercisable by the Optionee at the date of his death; otherwise the Option shall expire at the end of such twelve-month period. Designation, revocation and redesignation of Beneficiaries must be made in writing in accordance with rules established by the Board and shall be effective upon delivery to the Board."

5. The first sentence of Paragraph 7 is hereby deleted in its entirety and the following is inserted in lieu thereof:

                 "No Option granted under the Plan shall be transferable otherwise than by will or by the laws of descent and distribution, or to a Beneficiary, and an Option may be exercised, during the lifetime of the holder thereof, only by him."

6. The first sentence of Paragraph 10 is hereby deleted in its entirety and the following is inserted in lieu thereof:

         "Unless the Plan shall theretofore have been terminated as hereinafter provided, the Plan shall terminate on, and no awards of Options shall be made after, January 31, 2007; provided, however, that such termination shall have no effect on Options granted prior thereto."

7. Exhibit A is hereby deleted in its entirety and the attached Exhibit A is inserted in lieu thereof.

                                   EXHIBIT A

                           AVERY DENNISON CORPORATION
                  NON-EMPLOYEE DIRECTOR STOCK OPTION AGREEMENT


THIS AGREEMENT, dated ____________________________, is made by and between Avery Dennison Corporation, a Delaware corporation, hereinafter referred to as the "Company," and *, a non-employee director of Company, hereinafter referred to as "Optionee".

WHEREAS, Company wishes to afford Optionee the opportunity to purchase shares of its $1.00 par value common stock under the terms of the 1988 Stock Option Plan for Non-Employee Directors of Avery Dennison Corporation; (hereinafter referred to as the "Plan") and

WHEREAS, The Company's Board of Directors (hereinafter referred to as the "Board"), appointed to administer said Plan, has determined that it would be to the advantage and best interest of Company and its stockholders to grant the Option provided for herein to Optionee as an inducement to provide services as a Director of the Company and as an incentive for increased efforts during such service. The Board has advised Company of its determination and instructed the undersigned officers to issue said Option, which is a Non-Qualified Stock Option, as required under the Plan;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, Company and Optionee do hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

Whenever the following terms are used in this Agreement they shall have the meaning specified below unless the context clearly indicates to the contrary.

1.1      Agreement

         "Agreement" shall mean this Non-Employee Director Stock Option
         Agreement.

1.2      Change of Control

         "Change of Control" shall mean a change in control of the Company of a nature that would be required to be reported in response to Item 5(f) of Schedule 14A, Regulation 240.14a-101, promulgated under the Securities Exchange Act of 1934 as in effect on the date of this Agreement or, if Item 5(f) is no longer in effect, any regulation issued by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 which serves similar purposes; provided that, without limitation, a Change of Control shall be deemed to have occurred if and when:

* Refer to attached Notice.

         (a) Any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) is or becomes a beneficial owner, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities, or

         (b) Individuals who were members of the Board of Directors of the Company immediately prior to a meeting of the shareholders of the Company involving a contest or the election of the directors shall not constitute a majority of the Board of Directors following such election.

1.3      Option

         "Option" shall mean this option to purchase common stock of the Company granted under the Agreement.

1.4      Optionee

         "Optionee" shall mean a non-employee Director eligible under the terms of the Plan.

1.5      Plan

         The "Plan" shall mean The 1988 Stock Option Plan for Non-Employee Directors of Avery Dennison Corporation.

1.6      Pronouns

         The masculine pronoun shall include the feminine and neuter, and the singular, and the plural, where the context so indicates.

1.7      Secretary

         "Secretary" shall mean the Secretary of the Company.

1.8      Termination

         "Termination" shall mean the time when the Optionee ceases to be a Director of the Company for any reason, including, but not limited to, a termination by resignation, removal, death, retirement, or failure to be elected.

1.9      Beneficiary

         "Beneficiary" shall mean a person properly designated by the Optionee, including his/her spouse or heirs at law, to exercise such Optionee's rights under the Plan. Designation, revocation and redesignation of Beneficiaries must be made in writing in accordance with rules established by the Committee and shall be effective upon delivery to the Committee.

                                   ARTICLE II

                                GRANT OF OPTION

2.1      Grant of Option

         In consideration of Optionee's agreement to provide services as a director of the Company and for other good and valuable consideration, on the date hereof the Company irrevocably grants to Optionee the option to purchase any part or all of an aggregate of __________ shares of its $1.00 par value common stock upon the terms and conditions set forth in this Agreement. Such Option is granted pursuant to the Plan and shall also be subject to the terms and conditions set forth in the Plan which is incorporated herein by reference.

2.2      Purchase Price

         The purchase price of the shares of stock covered by the Option shall be __________________ dollars ($__________) per share without commission or other charge.

2.3      Consideration to Company

         In consideration of the granting of this Option by the Company, the Optionee agrees to render services as a Director to the Company, for a period of at least one (1) year from the date this Option is granted. Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue as a Director of the Company, nor shall it interfere with or restrict in any way, other than the loss of rights as provided in Article III of this Agreement, the right of the Optionee voluntarily to resign as a Director of the Company.

2.4      Adjustments in Option

         In the event that the outstanding shares of the stock subject to the Option are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend, or combination of shares, the Board shall make an appropriate and equitable adjustment in the number and kind of shares as to which the Option, or portions thereof then unexercised, shall be exercisable. Such adjustment shall be made with the intent that after the change or exchange of shares, the Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in the Option may include a necessary corresponding adjustment in the option price per share, but shall be made without change in the total price applicable to the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices).

                                  ARTICLE III

                            PERIOD OF EXERCISABILITY

3.1      Commencement of Exercisability

         (a) The Option shall become exercisable in two cumulative installments as follows:

                 (i) The first installment shall consist of fifty percent (50%) of the shares covered by the Option and shall become exercisable on the first anniversary of the date the Option was granted.

                 (ii) The second installment shall consist of an additional fifty percent (50%) of the shares covered by the Option and shall become exercisable on the second anniversary of the date the Option was granted.

                 The installments provided for in this Subsection (a) are cumulative. Each installment which becomes exercisable shall remain exercisable during the term of the Option, subject to Sections 3.3 and 3.4.

         (b) No portion of the Option which is an unexercisable installment under Subsection (a) above at Termination shall thereafter become exercisable.

         (c) Notwithstanding Subsection 3.1(a) above, upon a Change of Control, all Option installments not yet exercisable shall become immediately exercisable.

         (d) Notwithstanding Subsection 3.1(a) above, when the Optionee, who is a director, reaches his seventy-second birthday, all Option installments not yet exercisable shall become immediately exercisable.

3.2      Term of Option

         The Option will expire and will not, under any condition, be exercisable after the tenth (10th) anniversary of the date the Option was granted. Such date shall be the Option's Expiration Date.

3.3      Exercise of Option after Termination

         This Option is exercisable by the Optionee only while he is a Director of the Company, subject to the following exceptions:

         (a) If the Optionee dies while the Option is exercisable under the terms of this Agreement, the Optionee's Beneficiary may exercise such rights, subject to the limitation in Subsection 3.1(b). The Option must be exercised within twelve (12) months after the Optionee's death, but not later than the Option's Expiration Date.

         (b) If the Optionee ceases to be a Director due to his retirement, the Optionee may exercise the Option, subject to the limitation in Subsection 3.1(b), within twenty-four (24) months after Termination, but not later than the Option's Expiration Date.

         (c) If the Optionee ceases to be a Director other than for the reasons set forth in Subsections (a) or (b) above, the Optionee may exercise the Option, subject to the limitations of Subsection 3.1(b), within three (3) months after Termination, but not later than the Option's Expiration Date.

3.4      Exercise of Option Upon Merger or Consolidation

         (a) Notwithstanding Section 3.3, the Option may not be exercised to any extent by anyone after the effective date of either the merger or consolidation of the Company into another corporation, the exchange of all or substantially all of the assets of the Company for the securities of another corporation, the acquisition by another corporation of 80% or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company. At least twenty
                 (20) days prior to the effective date of such merger, consolidation, exchange, acquisition, liquidation, or dissolution, the Company shall give the Optionee notice of such event if the Option has then neither been fully exercised nor become unexercisable.

         (b) In the event of such merger, consolidation, exchange, acquisition, liquidation, or dissolution, then for a period of ten (10) days prior to the effective date of such event, the Option shall be exercisable as to all shares covered hereby, notwithstanding that the Option may not yet have become fully exercisable under Subsection 3.1(a).

                                   ARTICLE IV

                              EXERCISE OF OPTIONS

4.1      Partial Exercise

         Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.2. Each partial exercise shall be for not less than one hundred (100) shares (or a smaller number, if it is the maximum number which may be exercised under Section 3.1), and shall be for whole shares only.

4.2      Manner of Exercise

         The Option, or any exercisable portion thereof, may be exercised solely by delivering to the Secretary or his office all of the following:

         (a) A written notice, complying with the applicable rules established by the Board, stating that the Option or portion is thereby exercised. The notice shall be signed by the Optionee or the other person then entitled to exercise the Option;

         (b) Full payment (in cash or by cashier's check) for the shares with respect to which the Option or portion is exercised. Payment may be made by surrendering Company common stock owned by the Optionee, with a fair market value (as defined in Paragraph 5(c) of the Plan) on the date the Option is exercised equal to the aggregate purchase price of the shares with respect to which the Option, or portion thereof, is exercised; and

         (c) In the event the Option or portion thereof shall be exercised by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option.

4.3      Conditions to Issuance of Stock Certificates

         The shares of stock deliverable upon the exercise of the Option, or any part thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and non-assessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the Option or part thereof prior to fulfillment of all of the following conditions:

         (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

         (b) The completion of any registration or other qualification of such shares under any state or federal law, or under rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Board shall, in its absolute discretion, deem necessary or advisable;

         (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Board shall, in its absolute discretion, determine to be necessary or advisable;

         (d) The lapse of such reasonable period of time following the exercise of the Option as the Board may from time to time establish for reasons of administrative convenience; and

         (e)     The receipt by the Company of full payment for such shares.

4.4      Rights as Stockholders

         The holder of the Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until certificates representing such shares shall have been issued by the Company to such holder.

                                   ARTICLE V

                                 MISCELLANEOUS

5.1      Administration

         The Board shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Board in good faith shall be final and binding upon the Optionee, the Company and all other interested persons. No member of the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Option.

5.2      Option Not Transferable

         Neither the Option nor any interest or right therein or part thereof may be sold, pledged, assigned or transferred in any manner other than by will or by the applicable laws of descent and distribution. The Option shall be exercised during the Optionee's lifetime only by the Optionee, or his guardian or legal representative.

5.3      Notices

         Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary and any notice to be given to the Optionee shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this Section, either party may hereafter designate a different address for notices to be given to him. Any notice which is required to be given to Optionee shall, if Optionee is then deceased, be given to Optionee's personal representative if such representative has previously informed the Company of his status and address by written notice under this Section. Any notice shall have been deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

5.4 Adoption by the Board, Approval by Stockholders and Receipt of Interpretive Letter

         The Plan was approved and adopted by the Board on January 28, 1988 and approved by the Company's stockholders on March 31, 1988. The Company received an interpretive letter dated April 22, 1988 from the Securities and Exchange Commission to the effect that the Plan meets the requirements of Rule 16b-3 of the Securities Exchange Act of 1934 and that non-employee directors receiving Options under the Plan are disinterested persons within the meaning of Rule 16b-3 for the purpose of administering certain compensation plans of the Company.

5.5      Titles

         Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

5.6      Construction

         This Agreement shall be administered and interpreted under the laws of the State of California.

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.


                                       AVERY DENNISON CORPORATION


                                       By______________________________________*
                                          Chairman and Chief Executive Officer


                                       By______________________________________*
                                                       Secretary

_______________________________*
    Optionee


Address:                  _______________________*

                          _______________________*

                          _______________________*

                          _______________________*




* Refer to attached Notice.